UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-23633

Capital Group Central Fund Series II

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2022

Brian C. Janssen

Capital Group Central Fund Series II

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Capital Group Central Corporate Bond FundSM
Annual report for the year ended May 31, 2022

A research-driven
fund seeking total
return with an eye
toward risk

Capital Group Central Corporate Bond Fund seeks to provide maximum total return consistent with capital preservation and prudent risk management.

Shares of the fund are restricted securities and cannot be transferred or resold without registration under the Securities Act of 1933, as amended (“1933 Act”), or an exemption from registration under the 1933 Act. This report does not constitute an offer to sell, or the solicitation of an offer to buy, any shares of the fund.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are past results for Class M shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the total returns on a $1,000 investment with all distributions reinvested for the period ended June 30, 2022 (the most recent calendar quarter-end):

	Cumulative total return	Average annual total return
	1 year	Lifetime (since 4/23/21)

Class M shares	–13.54%	–10.60%

The fund’s 30-day yield for Class M shares as of May 31, 2022, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 4.11%.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Investing in bonds issued outside the U.S. may be subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, possible changes in taxation, illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

3	The value of a hypothetical $10,000 investment

4	Investment portfolio

22	Financial statements

37	Board of trustees and other officers

Fellow investors:

We are pleased to present you with the annual report for Capital Group Central Corporate Bond Fund. For the 11 months ended May 31, 2022, the fund’s Class M shares declined 11.20% on a NAV basis, with all dividends reinvested. The fund’s primary benchmark, the Bloomberg U.S. Corporate Investment Grade Index, declined 11.72%.1

During this time, the fund generated dividends totaling about 24 cents a share, providing investors who reinvested dividends with an income return of 2.76%. The fund paid a capital gain distribution of about 9 cents a share.

At the end of the period, the fund’s corporate holdings represented about 86.8% of the portfolio. Holdings in the industrial sector accounted for about 48.6% of the portfolio. Financials and utilities ended the fiscal year at around 24.6% and 13.5% of the portfolio, respectively. Government securities, primarily U.S. Treasury notes, accounted for roughly 8.6% of the portfolio. U.S.-domiciled issuers made up about 81.2% of the fund; issuers domiciled in the United Kingdom, Canada, Switzerland, France, Ireland and Germany were most represented in the remainder. All securities are, and have been, denominated in U.S. dollars. Cash and equivalents stood at 3.6%. A complete list of fund holdings begins on page 4.

Economic backdrop

The U.S. economy declined 1.4% in the first quarter, a reversal from the previous quarter’s growth of 6.9%, missing multiple analyst estimates. Declines in fixed investment and defense spending, along with record trade imbalances, hampered growth. Consumer spending rose 2.7% but amid a 7.8% increase in inflation for the first quarter.

Bonds declined sharply as high inflation and the initiation of central bank interest rate hikes weighed on fixed income markets. The Bloomberg U.S. Aggregate Index lost 8.92% year to date.2 The U.S. Treasury yield curve flattened significantly as short-term rates rose, pushing the spread between 10-year notes and two-year notes down to zero. The Bloomberg U.S. Credit Index fell 11.50% year to date, primarily driven by the rise in interest rates and some widening of credit spreads.3 Although the Federal Reserve began drawing down some of its holdings in mortgage-backed securities, the sector held up relatively well, with the Bloomberg U.S. Mortgage-Backed Securities Index losing 7.29% year to date.4

See page 2 for footnotes.

Results at a glance

For periods ended May 31, 2022, with all distributions reinvested

	Cumulative total returns		Average annual total returns
	6 months	1 year	Lifetime (since 4/23/21)

Capital Group Central Corporate Bond Fund (Class M shares)	–11.58%	–10.08%	–9.18%
Bloomberg U.S. Corporate Investment Grade Index*	–11.99	–10.28	–8.97

*	Bloomberg U. S. Corporate Investment Grade Index represents the universe of investment grade, publicly issued U. S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. This index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U. S. federal income taxes.

Capital Group Central Corporate Bond Fund	1

Corporate bond market

As the fund’s fiscal year ended, the Fed’s plan included a half-percentage-point hike, as the central bank attempted to bring down inflation, which ended the period at a 40-year high. The Fed also indicated that multiple hikes at future meetings would be necessary. The fund began the fiscal year with credit spreads on investment-grade corporate bonds — the premium investors receive for assuming credit and liquidity risks — standing at 84 basis points over Treasuries. The 10-year U.S. Treasury note yielded 1.60%, up from 0.92% at the start of 2021. Credit spreads continued to widen through the fund’s fiscal year as investors anticipated an economic downturn. Spreads ended the fund’s fiscal year at 130 basis points. Meanwhile, U.S. Treasury yields turned higher as inflationary fears added to concerns about a lengthy recession. The 10-year U.S. Treasury yield ended the fiscal year at 2.85%, up over 1.20% from a year earlier.

Companies issued fewer bonds in the first quarter and year to date. Total corporate issuance decreased to $522 billion in the first quarter, compared to $610 billion a year earlier. Total issuance declined 23.2% (year to date as of May) to $738 billion compared to a year ago. Given volatility, we may see more issuance in the first half of the year versus our expectations.

Inside the fund

The fund started the fiscal year with 100% cash and equivalents. We subsequently bought positions after the portfolio became fully funded. As the year progressed, we increased our U.S. Treasury and Financials holdings. We trimmed industrials such as energy, pharma and autos while utilities remained relatively flat as a percentage of the portfolio.

In regard to portfolio positioning versus its benchmark, the portfolio is modestly underweight duration relative to the benchmark, with the expectation that rate volatility will persist in the near to medium term. With respect to credit spreads, the portfolio maintains a moderately underweight position versus the index. The portfolio maintains a defensive tilt as the multitude of risks to credit spreads is not commensurate with valuations at current levels, in our view.

The portfolio’s average yield to maturity over the fiscal period has remained modestly below that of the benchmark. The portfolio holds ample cash and U.S. Treasuries for liquidity and to fund attractive new investment opportunities.

Outlook

Looking ahead, the global economy faces many uncertainties. Inflation is a key risk and running higher than central banks’ targets. The Fed, in particular, has begun raising policy rates and commenced quantitative tightening. These actions should tighten financial conditions which, in turn, could pressure corporate spreads. The Russian invasion of Ukraine generates additional risks, including further inflationary pressures on supply chains and energy prices. We expect further volatility because of these risks. Furthermore, with over 200 basis points of Fed rate hikes priced into valuations, a change in expectations or the pace of tightening could contribute to greater volatility, potentially hurting investment-grade corporates, which tend to be a higher duration asset class.

Despite the risks, there are some positives that are supporting corporate spreads. For example, the U.S. unemployment rate is low and consumer balance sheets remain relatively healthy. Valuations are also more attractive compared to a year ago as markets have begun to price risks. The portfolio reflects both these views as we seek idiosyncratic opportunities to buy the bonds of companies with compelling fundamentals at reasonable valuations. At the same time, we are maintaining a cushion of liquidity to take advantage of any future market disruptions. We thank you for making Capital Group Central Corporate Bond Fund part of your portfolio.

Cordially,

Karen Choi

President

July 13, 2022

Portfolios are managed, so holdings will change. Certain fixed income and/or cash and equivalents holdings may be held through mutual funds managed by the investment adviser or its affiliates that are not offered to the public.

Cash and equivalents includes short-term securities, accrued income and other assets less liabilities. It may also include investments in money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.

These indexes are unmanaged, and their results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.

[1]	Bloomberg U.S. Corporate Investment Grade Index represents the universe of investment grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.
[2]	Bloomberg U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market.
[3]	Bloomberg U.S. Credit Index is a market-value weighted index that tracks the total return results of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered and must be an investment grade security.
[4]	Bloomberg U.S. Mortgage-Backed Securities Index is a market-value-weighted index that covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Capital Group Central Corporate Bond Fund	2

The value of a hypothetical $10,000 investment

How a hypothetical $10,000 investment has fared for the period April 23, 2021, commencement of operations, to May 31, 2022, with all distributions reinvested.

Fund results shown are for Class M shares on the $10,000 investment. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index. Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate Investment Grade Index represents the universe of investment grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.
[2]	For the period April 23, 2021, commencement of operations, through May 31, 2022.

Total returns based on a $1,000 investment (for periods ended May 31, 2022)

	Cumulative total return	Average annual total return
	1 year	Lifetime (since 4/23/21)

Class M shares	–10.08%	–9.18%
Bloomberg U.S. Corporate Investment Grade Index	–10.28	–8.97

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which results would have been lower.

Capital Group Central Corporate Bond Fund	3

Investment portfolio May 31, 2022

Sector diversification	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury bonds & notes†	8.57%
AAA/Aaa	1.75
AA/Aa	13.21
A/A	36.46
BBB/Baa	36.41
Short-term securities & other assets less liabilities	3.60
*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 96.40%	Principal amount (000)		Value (000)
Corporate bonds, notes & loans 86.76%
Financials 24.63%
ACE INA Holdings, Inc. 2.875% 2022	USD	25,090	$25,167
ACE INA Holdings, Inc. 3.35% 2026		8,585	8,571
ACE INA Holdings, Inc. 4.35% 2045		400	391
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 2.45% 2026		45,371	40,617
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.00% 2028		53,329	46,827
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.30% 2032		80,257	67,791
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.40% 2033		9,311	7,683
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.85% 2041		29,508	23,090
American Express Co. 1.65% 2026		29,158	26,894
American Express Co. 2.55% 2027		19,139	18,216
American Express Co. 4.05% 2029		20,000	20,053
American International Group, Inc. 2.50% 2025		40,000	38,647
American International Group, Inc. 4.375% 2050		16,675	15,965
Aon Corp. 2.20% 2022		5,120	5,117
Aon Corp. / Aon Global Holdings PLC 3.90% 2052		13,176	11,368
Arthur J. Gallagher & Co. 3.50% 2051		5,864	4,684
Bank of America Corp. 2.816% 2023 (3-month USD-LIBOR + 0.93% on 7/21/2022)[1]		3,025	3,025
Bank of America Corp. 0.81% 2024 (USD-SOFR + 0.74% on 10/24/2023)[1]		8,991	8,675
Bank of America Corp. 2.456% 2025 (3-month USD-LIBOR + 0.87% on 10/22/2024)[1]		11,162	10,820
Bank of America Corp. 3.419% 2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[1]		20,970	20,059
Bank of America Corp. 3.194% 2030 (3-month USD-LIBOR + 1.18% on 7/23/2029)[1]		14,333	13,268
Bank of America Corp. 1.898% 2031 (USD-SOFR + 1.53% on 7/23/2030)[1]		88,826	73,689
Bank of America Corp. 1.922% 2031 (USD-SOFR + 1.37% on 10/24/2030)[1]		17,812	14,726
Bank of America Corp. 2.299% 2032 (USD-SOFR + 1.22% on 7/21/2031)[1]		68,301	57,469
Bank of America Corp. 2.572% 2032 (USD-SOFR + 1.21% on 10/20/2031)[1]		98,529	84,588
Bank of America Corp. 2.651% 2032 (USD-SOFR + 1.22% on 3/11/2031)[1]		60,744	52,992
Bank of America Corp. 2.687% 2032 (USD-SOFR + 1.32% on 4/22/2031)[1]		34,398	30,015
Bank of America Corp. 4.571% 2033 (USD-SOFR + 1.83% on 4/27/2032)[1]		8,045	8,134
Berkshire Hathaway Finance Corp. 4.20% 2048		36,065	35,115
Berkshire Hathaway Finance Corp. 4.25% 2049		8,075	7,982
Berkshire Hathaway, Inc. 3.85% 2052		5,112	4,672

Capital Group Central Corporate Bond Fund	4

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
BNP Paribas 1.323% 2027 (USD-SOFR + 1.004% on 1/13/2026)[1,2]	USD	13,393	$11,977
BNP Paribas 1.675% 2027 (USD-SOFR + 0.912% on 6/30/2026)[1,2]		1,734	1,556
BNP Paribas 2.591% 2028 (USD-SOFR + 1.228% on 1/20/2027)[1,2]		4,533	4,168
BNP Paribas 2.159% 2029 (USD-SOFR + 1.218% on 9/15/2028)[1,2]		18,425	15,868
BNP Paribas 2.871% 2032 (USD-SOFR + 1.387% on 4/19/2031)[1,2]		73,274	62,530
BNP Paribas 3.132% 2033 (USD-SOFR + 1.561% on 1/20/2032)[1,2]		3,082	2,657
Canadian Imperial Bank of Commerce (CIBC) 3.60% 2032		30,780	28,731
China Ping An Insurance Overseas (Holdings), Ltd. 2.85% 2031		1,901	1,560
Chubb INA Holdings, Inc. 3.05% 2061		5,077	3,834
Citigroup, Inc. 0.981% 2025 (USD-SOFR + 0.669% on 5/1/2024)[1]		10,269	9,761
Citigroup, Inc. 1.281% 2025 (USD-SOFR + 0.528% on 11/3/2024)[1]		20,541	19,361
Citigroup, Inc. 3.352% 2025 (3-month USD-LIBOR + 0.897% on 4/24/2024)[1]		4,500	4,472
Citigroup, Inc. 2.976% 2030 (USD-SOFR + 1.422% on 11/5/2029)[1]		5,000	4,517
Citigroup, Inc. 2.572% 2031 (USD-SOFR + 2.107% on 6/3/2030)[1]		9,275	8,068
Citigroup, Inc. 2.561% 2032 (USD-SOFR + 1.167% on 5/1/2031)[1]		44,744	38,349
Citigroup, Inc. 3.057% 2033 (USD-SOFR + 1.351% on 1/25/2032)[1]		29,593	26,177
Citigroup, Inc. 3.785% 2033 (USD-SOFR + 1.939% on 3/17/2032)[1]		40,330	37,950
Citigroup, Inc. 4.91% 2033 (USD-SOFR + 2.086% on 5/24/2032)[1]		26,871	27,618
Commonwealth Bank of Australia 2.552% 2027[2]		17,152	16,261
Cooperatieve Rabobank UA 2.625% 2024[2]		4,450	4,378
Corebridge Financial, Inc. 3.90% 2032[2]		37,593	35,757
Corebridge Financial, Inc. 4.35% 2042[2]		5,006	4,554
Corebridge Financial, Inc. 4.40% 2052[2]		13,246	11,882
Crédit Agricole SA 4.375% 2025[2]		11,115	11,155
Crédit Agricole SA 1.247% 2027 (USD-SOFR + 0.892% on 1/26/2026)[1,2]		9,725	8,684
Credit Suisse Group AG 2.997% 2023 (3-month USD-LIBOR + 1.20% on 12/14/2022)[1,2]		5,000	4,987
Credit Suisse Group AG 3.80% 2023		12,100	12,155
Credit Suisse Group AG 2.95% 2025		2,700	2,634
Credit Suisse Group AG 4.282% 2028[2]		5,686	5,478
Credit Suisse Group AG 3.869% 2029 (3-month USD-LIBOR + 1.41% on 1/12/2028)[1,2]		6,100	5,722
Credit Suisse Group AG 4.194% 2031 (USD-SOFR + 3.73% on 4/1/2030)[1,2]		32,544	30,180
Credit Suisse Group AG 3.091% 2032 (USD-SOFR + 1.73% on 5/14/2031)[1,2]		31,046	26,068
Danske Bank AS 4.298% 2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 4/1/2027)[1,2]		15,850	15,373
Deutsche Bank AG 2.222% 2024 (USD-SOFR + 2.159% on 9/18/2023)[1]		10,725	10,457
Deutsche Bank AG 2.129% 2026 (USD-SOFR + 1.87% on 11/24/2025)[1]		32,356	29,602
Deutsche Bank AG 2.311% 2027 (USD-SOFR + 1.219% on 11/16/2026)[1]		11,150	9,881
Deutsche Bank AG 3.547% 2031 (USD-SOFR + 3.043% on 9/18/2030)[1]		15,675	13,768
Deutsche Bank AG 3.035% 2032 (USD-SOFR + 1.718% on 5/28/2031)[1]		7,025	5,838
DNB Bank ASA 1.535% 2027 (5-year UST Yield Curve Rate T Note Constant Maturity + 0.72% on 5/25/2026)[1,2]		10,700	9,691
GE Capital Funding, LLC 4.55% 2032		1,600	1,611
Goldman Sachs Group, Inc. 3.198% 2023[3]		1,465	1,481
Goldman Sachs Group, Inc. 3.50% 2025		33,751	33,734
Goldman Sachs Group, Inc. 1.093% 2026 (USD-SOFR + 0.789% on 12/9/2025)[1]		11,367	10,296
Goldman Sachs Group, Inc. 1.948% 2027 (USD-SOFR + 0.913% on 10/21/2026)[1]		10,479	9,564
Goldman Sachs Group, Inc. 3.615% 2028 (USD-SOFR + 1.846% on 3/15/2027)[1]		27,032	26,372
Goldman Sachs Group, Inc. 2.60% 2030		9,452	8,345
Goldman Sachs Group, Inc. 1.992% 2032 (USD-SOFR + 1.09% on 1/27/2031)[1]		15,335	12,615
Goldman Sachs Group, Inc. 2.383% 2032 (USD-SOFR + 1.248% on 7/21/2031)[1]		66,507	55,921
Goldman Sachs Group, Inc. 2.615% 2032 (USD-SOFR + 1.281% on 4/22/2031)[1]		50,039	43,172
Goldman Sachs Group, Inc. 2.65% 2032 (USD-SOFR + 1.264% on 10/21/2031)[1]		21,957	18,840
Goldman Sachs Group, Inc. 3.102% 2033 (USD-SOFR + 1.41% on 2/24/2032)[1]		48,130	42,806
Goldman Sachs Group, Inc. 2.908% 2042 (USD-SOFR + 1.40% on 7/21/2041)[1]		20,000	15,585
Goldman Sachs Group, Inc. 3.21% 2042 (USD-SOFR + 1.513% on 4/22/2041)[1]		3,574	2,942
Groupe BPCE SA 5.15% 2024[2]		10,000	10,186
Groupe BPCE SA 1.652% 2026 (USD-SOFR + 1.52% on 10/6/2025)[1,2]		30,575	27,904
Groupe BPCE SA 2.277% 2032 (USD-SOFR + 1.312% on 1/20/2031)[1,2]		6,700	5,505
HSBC Holdings PLC 2.633% 2025 (3-month USD-LIBOR + 1.14% on 11/7/2024)[1]		7,550	7,303
HSBC Holdings PLC 1.645% 2026 (USD-SOFR + 1.538% on 4/18/2025)[1]		10,000	9,317
HSBC Holdings PLC 2.099% 2026 (USD-SOFR + 1.929% on 6/4/2025)[1]		3,000	2,822
HSBC Holdings PLC 1.589% 2027 (3-month USD-LIBOR + 1.29% on 5/24/2026)[1]		565	506
HSBC Holdings PLC 2.251% 2027 (USD-SOFR + 1.10% on 11/22/2026)[1]		39,144	35,613
HSBC Holdings PLC 4.755% 2028 (USD-SOFR + 2.11% on 6/9/27)[1]		67,977	67,977
HSBC Holdings PLC 2.206% 2029 (USD-SOFR + 1.285% on 8/17/2028)[1]		28,633	24,832
HSBC Holdings PLC 4.583% 2029 (3-month USD-LIBOR + 1.535% on 6/19/2028)[1]		10,250	10,146
HSBC Holdings PLC 3.973% 2030 (3-month USD-LIBOR + 1.61% on 5/22/2029)[1]		39,485	37,532

Capital Group Central Corporate Bond Fund	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
HSBC Holdings PLC 2.357% 2031 (USD-SOFR + 1.947% on 8/18/2030)[1]	USD	2,373	$1,982
HSBC Holdings PLC 2.804% 2032 (USD-SOFR + 1.187% on 5/24/2031)[1]		10,431	8,869
HSBC Holdings PLC 2.871% 2032 (USD-SOFR + 1.41% on 11/22/2031)[1]		12,000	10,181
ING Groep NV 4.252% 2033 (USD-SOFR + 2.07% on 3/28/2032)[1]		19,604	18,780
Intercontinental Exchange, Inc. 4.60% 2033		17,079	17,506
Intercontinental Exchange, Inc. 4.95% 2052		13,164	13,637
Intercontinental Exchange, Inc. 3.00% 2060		14,780	10,551
JPMorgan Chase & Co. 3.25% 2022		10,000	10,043
JPMorgan Chase & Co. 3.875% 2024		10,000	10,135
JPMorgan Chase & Co. 4.023% 2024 (3-month USD-LIBOR + 1.00% on 12/5/2023)[1]		7,560	7,640
JPMorgan Chase & Co. 1.561% 2025 (USD-SOFR + 0.605% on 12/10/2024)[1]		44,786	42,513
JPMorgan Chase & Co. 2.301% 2025 (USD-SOFR + 1.16% on 10/15/2024)[1]		3,450	3,340
JPMorgan Chase & Co. 1.045% 2026 (USD-SOFR + 0.80% on 11/19/2025)[1]		25,000	22,703
JPMorgan Chase & Co. 2.005% 2026 (USD-SOFR + 1.585% on 3/13/2025)[1]		1,610	1,532
JPMorgan Chase & Co. 1.04% 2027 (USD-SOFR + 0.695% on 2/4/2026)[1]		14,856	13,381
JPMorgan Chase & Co. 1.578% 2027 (USD-SOFR + 0.885% on 4/22/2026)[1]		27,809	25,489
JPMorgan Chase & Co. 2.522% 2031 (USD-SOFR + 2.04% on 4/22/2030)[1]		4,714	4,157
JPMorgan Chase & Co. 1.953% 2032 (USD-SOFR + 1.065% on 2/4/2031)[1]		45,298	37,620
JPMorgan Chase & Co. 2.545% 2032 (USD-SOFR + 1.18% on 11/8/2031)[1]		32,114	27,720
JPMorgan Chase & Co. 2.58% 2032 (USD-SOFR + 1.25% on 4/22/2031)[1]		22,403	19,560
JPMorgan Chase & Co. 2.963% 2033 (USD-SOFR + 1.26% on 1/25/2032)[1]		9,980	8,919
JPMorgan Chase & Co. 4.586% 2033 (USD-SOFR + 1.80% on 4/26/2032)[1]		21,760	22,372
JPMorgan Chase & Co. 3.109% 2051 (USD-SOFR + 3.109% on 4/22/2050)[1]		7,554	5,879
JPMorgan Chase & Co. 3.328% 2052 (USD-SOFR + 1.58% on 4/22/2051)[1]		4,984	4,072
Lloyds Banking Group PLC 3.87% 2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 3.50% on 7/9/2024)[1]		21,403	21,427
Lloyds Banking Group PLC 1.627% 2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 5/11/2026)[1]		6,250	5,642
Marsh & McLennan Companies, Inc. 3.875% 2024		7,500	7,590
Marsh & McLennan Companies, Inc. 4.375% 2029		5,758	5,850
Marsh & McLennan Companies, Inc. 2.25% 2030		6,708	5,820
Marsh & McLennan Companies, Inc. 4.90% 2049		1,748	1,820
Marsh & McLennan Companies, Inc. 2.90% 2051		2,240	1,663
MetLife, Inc. 4.55% 2030		15,553	16,091
Metropolitan Life Global Funding I 1.95% 2023[2]		3,000	2,990
Metropolitan Life Global Funding I 0.95% 2025[2]		3,632	3,376
Metropolitan Life Global Funding I 1.55% 2031[2]		25,721	20,911
Mitsubishi UFJ Financial Group, Inc. 2.801% 2024		37,500	37,050
Mitsubishi UFJ Financial Group, Inc. 2.193% 2025		15,000	14,429
Mitsubishi UFJ Financial Group, Inc. 3.195% 2029		5,290	4,887
Morgan Stanley 0.529% 2024 (USD-SOFR + 0.455% on 1/25/2023)[1]		20,000	19,666
Morgan Stanley 3.737% 2024 (3-month USD-LIBOR + 0.847% on 4/24/2023)[1]		16,250	16,324
Morgan Stanley 1.164% 2025 (USD-SOFR + 0.56% on 10/21/2024)[1]		8,807	8,294
Morgan Stanley 2.72% 2025 (USD-SOFR + 1.152% on 7/22/2024)[1]		18,080	17,709
Morgan Stanley 0.985% 2026 (USD-SOFR + 0.72% on 12/10/2025)[1]		15,557	14,019
Morgan Stanley 2.188% 2026 (USD-SOFR + 1.99% on 4/28/2025)[1]		59,269	56,672
Morgan Stanley 3.875% 2026		7,796	7,821
Morgan Stanley 1.512% 2027 (USD-SOFR + 0.858% on 7/20/2026)[1]		5,460	4,942
Morgan Stanley 1.593% 2027 (USD-SOFR + 0.879% on 5/4/2026)[1]		25,045	22,819
Morgan Stanley 4.21% 2028 (USD-SOFR + 1.61% on 4/20/2027)[1]		27,716	27,777
Morgan Stanley 1.794% 2032 (USD-SOFR + 1.034% on 2/13/2031)[1]		53,662	44,083
Morgan Stanley 1.928% 2032 (USD-SOFR + 1.02% on 4/28/2031)[1]		37,190	30,664
Morgan Stanley 2.239% 2032 (USD-SOFR + 1.178% on 7/21/2031)[1]		87,159	73,670
Morgan Stanley 2.511% 2032 (USD-SOFR + 1.20% on 10/20/2031)[1]		34,765	29,904
Morgan Stanley 2.943% 2033 (USD-SOFR + 1.29% on 1/21/2032)[1]		9,838	8,768
National Rural Utilities Cooperative Finance Corp. 3.25% 2025		715	709
New York Life Global Funding 2.25% 2022[2]		3,705	3,709
New York Life Global Funding 2.30% 2022[2]		250	250
New York Life Global Funding 2.35% 2026[2]		4,760	4,551
New York Life Global Funding 3.25% 2027[2]		25,000	24,686
New York Life Global Funding 1.20% 2030[2]		26,885	21,639
New York Life Insurance Company 3.75% 2050[2]		1,209	1,035
Northwestern Mutual Global Funding 0.80% 2026[2]		30,277	27,556
PNC Financial Services Group, Inc. 3.90% 2024		11,667	11,838
Prudential Financial, Inc. 3.878% 2028		325	328
Prudential Financial, Inc. 4.35% 2050		37,795	36,332
Prudential Financial, Inc. 3.70% 2051		10,105	8,873

Capital Group Central Corporate Bond Fund	6

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Royal Bank of Canada 0.75% 2024	USD	27,690	$26,143
Royal Bank of Canada 2.30% 2031		16,629	14,246
Royal Bank of Canada 3.875% 2032		27,875	27,020
Royal Bank of Scotland PLC 3.073% 2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.55% on 5/22/2027)[1]		4,375	4,080
Royal Bank of Scotland PLC 4.445% 2030 (3-month USD-LIBOR + 1.871% on 5/5/2029)[1]		10,113	9,871
Toronto-Dominion Bank 1.15% 2025		4,000	3,738
Toronto-Dominion Bank 2.80% 2027		19,208	18,400
Toronto-Dominion Bank 3.20% 2032		35,673	32,711
Travelers Companies, Inc. 4.00% 2047		11,455	10,581
Travelers Companies, Inc. 4.05% 2048		2,753	2,546
Travelers Companies, Inc. 4.10% 2049		1,040	976
Travelers Companies, Inc. 2.55% 2050		1,031	744
U.S. Bancorp 2.40% 2024		1,000	988
U.S. Bancorp 3.70% 2024		2,500	2,537
U.S. Bancorp 2.215% 2028 (USD-SOFR + 0.73% on 1/27/2027)[1]		56,697	52,957
U.S. Bank NA 2.85% 2023		25,000	25,079
U.S. Bank NA 3.40% 2023		12,945	13,063
UBS Group AG 1.364% 2027 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.08% on 1/30/2026)[1,2]		12,975	11,716
UBS Group AG 3.126% 2030 (3-month USD-LIBOR + 1.468% on 8/13/2029)[1,2]		6,500	5,929
Vigorous Champion International, Ltd. 4.25% 2029		685	644
Wells Fargo & Company 2.406% 2025 (3-month USD-LIBOR + 0.825% on 10/30/2024)[1]		88,139	85,511
Wells Fargo & Company 2.164% 2026 (3-month USD-LIBOR + 0.75% on 2/11/2025)[1]		10,000	9,565
Wells Fargo & Company 3.00% 2026		14,293	13,869
Wells Fargo & Company 3.00% 2026		3,983	3,846
Wells Fargo & Company 3.196% 2027 (3-month USD-LIBOR + 1.17% on 6/17/2026)[1]		8,938	8,662
Wells Fargo & Company 3.584% 2028 (3-month USD-LIBOR + 1.31% on 5/22/2027)[1]		217	211
Wells Fargo & Company 2.879% 2030 (3-month USD-LIBOR + 1.17% on 10/30/2029)[1]		19,297	17,576
Wells Fargo & Company 2.572% 2031 (3-month USD-LIBOR + 1.00% on 2/11/2030)[1]		9,107	8,101
Wells Fargo & Company 3.35% 2033 (USD-SOFR + 1.50% on 3/2/2032)[1]		111,293	102,775
Wells Fargo & Company 5.013% 2051 (3-month USD-LIBOR + 4.24% on 4/4/2050)[1]		2,950	3,097
Wells Fargo & Company 4.611% 2053 (USD-SOFR + 2.13% on 4/25/2052)[1]		44,148	43,503
Westpac Banking Corp. 2.75% 2023		20,620	20,694
Westpac Banking Corp. 1.953% 2028		21,746	19,279
Westpac Banking Corp. 2.668% 2035 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 11/15/2030)[1]		4,150	3,405
			3,519,724

Utilities 13.52%
AEP Texas, Inc. 3.45% 2051		13,200	10,463
AEP Transmission Co., LLC 3.65% 2050		1,735	1,491
AEP Transmission Co., LLC 2.75% 2051		13,691	10,111
Alabama Power Co. 3.00% 2052		8,580	6,594
Ameren Corp. 2.50% 2024		9,020	8,849
Ameren Corp. 1.75% 2028		7,540	6,681
Ameren Corp. 4.50% 2049		4,475	4,469
American Electric Power Company, Inc. 1.00% 2025		8,325	7,629
American Electric Power Company, Inc. 3.25% 2050		775	585
American Transmission Systems, Inc. 2.65% 2032[2]		20,450	17,824
Atlantic City Electric Co. 2.30% 2031		2,175	1,911
CenterPoint Energy, Inc. 2.95% 2030		5,450	4,948
CenterPoint Energy, Inc. 2.65% 2031		18,939	16,509
Cleveland Electric Illuminating Co. 4.55% 2030[2]		27,195	27,505
CMS Energy Corp. 3.00% 2026		3,203	3,114
Commonwealth Edison Co. 2.95% 2027		5,000	4,826
Connecticut Light and Power Co. 3.20% 2027		1,143	1,129
Connecticut Light and Power Co. 2.05% 2031		22,511	19,388
Consumers Energy Co. 3.80% 2028		12,103	12,100
Consumers Energy Co. 3.25% 2046		10,171	8,480
Consumers Energy Co. 3.10% 2050		23,876	19,044
Consumers Energy Co. 3.75% 2050		5,117	4,598
Consumers Energy Co. 2.65% 2052		25,990	18,911
Dominion Energy, Inc. 2.25% 2031		3,875	3,281
Dominion Resources, Inc. 3.30% 2025		6,227	6,189
Dominion Resources, Inc. 3.375% 2030		19,055	17,857

Capital Group Central Corporate Bond Fund	7

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Dominion Resources, Inc., junior subordinated, 3.071% 2024[1]	USD	13,650	$13,594
DTE Electric Co. 3.70% 2045		657	580
DTE Electric Co. 3.25% 2051		1,198	991
DTE Energy Company 1.90% 2028		5,218	4,722
DTE Energy Company 2.25% 2030		7,051	6,279
Duke Energy Carolinas, LLC 3.95% 2028		12,084	12,154
Duke Energy Carolinas, LLC 2.45% 2029		27,049	24,498
Duke Energy Carolinas, LLC 2.55% 2031		3,362	3,005
Duke Energy Carolinas, LLC 3.70% 2047		777	691
Duke Energy Carolinas, LLC 3.20% 2049		1,518	1,245
Duke Energy Corp. 3.95% 2023		985	997
Duke Energy Corp. 3.75% 2024		3,487	3,523
Duke Energy Corp. 0.90% 2025		3,400	3,130
Duke Energy Florida, LLC 3.20% 2027		13,009	12,903
Duke Energy Florida, LLC 2.50% 2029		21,211	19,246
Duke Energy Florida, LLC 1.75% 2030		12,000	10,138
Duke Energy Florida, LLC 3.00% 2051		845	657
Duke Energy Progress, LLC 3.45% 2029		10,000	9,674
Duke Energy Progress, LLC 2.00% 2031		20,277	17,223
Duke Energy Progress, LLC 2.50% 2050		10,723	7,756
Duke Energy Progress, LLC 2.90% 2051		13,825	10,636
Edison International 3.125% 2022		7,763	7,751
Edison International 3.55% 2024		12,747	12,655
Edison International 4.95% 2025		2,225	2,277
Edison International 5.75% 2027		33,873	35,203
Edison International 4.125% 2028		50,851	48,750
Emera US Finance LP 0.833% 2024		6,250	5,889
Emera US Finance LP 3.55% 2026		13,285	13,000
Emera US Finance LP 2.639% 2031		27,375	23,578
Entergy Corp. 4.00% 2022		4,435	4,435
Entergy Corp. 2.40% 2026		3,852	3,634
Entergy Corp. 3.12% 2027		10,000	9,663
Entergy Corp. 1.60% 2030		5,600	4,605
Entergy Corp. 2.80% 2030		4,997	4,412
Entergy Corp. 2.40% 2031		32,675	27,542
Entergy Corp. 3.75% 2050		1,675	1,385
Entergy Louisiana, LLC 4.20% 2048		1,300	1,245
Entergy Louisiana, LLC 2.90% 2051		746	570
Entergy Texas, Inc. 1.75% 2031		13,065	10,840
Eversource Energy 1.65% 2030		9,197	7,502
FirstEnergy Corp. 3.50% 2028[2]		7,637	7,305
FirstEnergy Corp. 4.10% 2028[2]		25,775	25,512
FirstEnergy Transmission, LLC 2.866% 2028[2]		20,000	17,679
Florida Power & Light Company 2.45% 2032		43,750	39,103
Florida Power & Light Company 2.875% 2051		65,994	52,348
Gulf Power Co. 3.30% 2027		8,557	8,412
Jersey Central Power & Light Co. 4.30% 2026[2]		2,872	2,881
Jersey Central Power & Light Co. 2.75% 2032[2]		29,125	25,441
MidAmerican Energy Holdings Co. 3.75% 2023		10,000	10,118
MidAmerican Energy Holdings Co. 3.10% 2027		21,335	20,864
MidAmerican Energy Holdings Co. 3.65% 2029		2,300	2,277
MidAmerican Energy Holdings Co. 3.65% 2048		1,931	1,715
MidAmerican Energy Holdings Co. 2.70% 2052		277	208
Mississippi Power Co. 3.95% 2028		2,814	2,792
National Grid PLC 3.15% 2027[2]		275	261
National Rural Utilities Cooperative Finance Corp. 3.05% 2027		2,500	2,440
NextEra Energy Capital Holdings, Inc. 2.75% 2029		1,714	1,547
NextEra Energy Capital Holdings, Inc. 2.44% 2032		335	287
Northeast Utilities 3.15% 2025		4,265	4,224
Northern States Power Co. 2.90% 2050		1,876	1,495
Northern States Power Co. 2.60% 2051		28,814	21,401
Northern States Power Co. 3.20% 2052		6,238	5,167
Northern States Power Co. 4.50% 2052		5,125	5,352
Oncor Electric Delivery Company, LLC 0.55% 2025		20,500	18,713
Oncor Electric Delivery Company, LLC 2.70% 2051		5,720	4,347
Pacific Gas and Electric Co. 3.25% 2023		1,700	1,693
Pacific Gas and Electric Co. 3.85% 2023		4,828	4,820

Capital Group Central Corporate Bond Fund	8

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Pacific Gas and Electric Co. 3.40% 2024	USD	8,018	$7,859
Pacific Gas and Electric Co. 3.50% 2025		3,565	3,451
Pacific Gas and Electric Co. 2.95% 2026		30,250	28,144
Pacific Gas and Electric Co. 3.15% 2026		5,943	5,598
Pacific Gas and Electric Co. 2.10% 2027		26,126	22,755
Pacific Gas and Electric Co. 3.30% 2027		16,384	14,926
Pacific Gas and Electric Co. 3.30% 2027		14,345	13,227
Pacific Gas and Electric Co. 3.00% 2028		1,928	1,720
Pacific Gas and Electric Co. 3.75% 2028		7,500	6,915
Pacific Gas and Electric Co. 4.65% 2028		18,130	17,379
Pacific Gas and Electric Co. 4.55% 2030		80,894	75,386
Pacific Gas and Electric Co. 2.50% 2031		136,525	108,990
Pacific Gas and Electric Co. 3.25% 2031		5,186	4,357
Pacific Gas and Electric Co. 3.30% 2040		19,774	14,532
Pacific Gas and Electric Co. 4.20% 2041		25,786	20,000
Pacific Gas and Electric Co. 3.50% 2050		34,002	23,917
PacifiCorp 3.30% 2051		1,850	1,522
PacifiCorp, First Mortgage Bonds, 4.125% 2049		10,910	10,206
PECO Energy Co. 2.80% 2050		975	741
Pennsylvania Electric Co. 3.25% 2028[2]		3,000	2,831
Progress Energy, Inc. 7.00% 2031		6,700	7,798
Public Service Company of Colorado 1.875% 2031		21,197	18,026
Public Service Electric and Gas Co. 3.05% 2024		10,065	9,995
Public Service Electric and Gas Co. 0.95% 2026		12,660	11,625
Public Service Electric and Gas Co. 3.65% 2028		2,541	2,520
Public Service Electric and Gas Co. 3.20% 2029		10,000	9,622
Public Service Electric and Gas Co. 2.45% 2030		2,005	1,820
Public Service Electric and Gas Co. 1.90% 2031		8,850	7,503
Public Service Electric and Gas Co. 3.10% 2032		23,258	21,767
Public Service Electric and Gas Co. 3.85% 2049		6,758	6,158
Public Service Electric and Gas Co. 2.05% 2050		38,413	25,101
Public Service Electric and Gas Co. 2.70% 2050		5,610	4,220
Public Service Electric and Gas Co. 3.00% 2051		3,424	2,701
Public Service Enterprise Group, Inc. 2.65% 2022		6,590	6,592
Public Service Enterprise Group, Inc. 3.00% 2027		2,057	2,006
Public Service Enterprise Group, Inc. 1.60% 2030		15,999	13,004
Public Service Enterprise Group, Inc. 2.45% 2031		8,000	6,818
Public Service Enterprise Group, Inc. 3.20% 2049		367	302
Puget Energy, Inc. 3.65% 2025		8,500	8,438
San Diego Gas & Electric Co. 1.70% 2030		16,981	14,307
San Diego Gas & Electric Co. 3.00% 2032		2,402	2,221
San Diego Gas & Electric Co. 2.95% 2051		4,025	3,157
Southern California Edison Co. 0.975% 2024		8,250	7,859
Southern California Edison Co. 3.70% 2025		18,596	18,554
Southern California Edison Co. 1.20% 2026		5,922	5,378
Southern California Edison Co. 3.65% 2028		18,033	17,376
Southern California Edison Co. 2.85% 2029		53,621	48,323
Southern California Edison Co. 4.20% 2029		5,823	5,714
Southern California Edison Co. 2.25% 2030		13,452	11,485
Southern California Edison Co. 2.50% 2031		13,287	11,390
Southern California Edison Co. 5.75% 2035		8,218	8,742
Southern California Edison Co. 4.00% 2047		23,826	20,405
Southern California Edison Co. 4.125% 2048		3,817	3,287
Southern California Edison Co. 3.65% 2050		5,460	4,376
Southern California Edison Co. 2.95% 2051		6,333	4,499
Southern California Edison Co. 3.65% 2051		2,239	1,794
Southern California Edison Co. 3.45% 2052		6,759	5,269
Southern California Edison Co., Series C, 3.60% 2045		6,748	5,308
Southwestern Electric Power Co. 3.25% 2051		17,427	13,411
Tampa Electric Co. 2.60% 2022		1,200	1,201
Union Electric Co. 2.15% 2032		26,450	22,602
Union Electric Co. 2.625% 2051		2,171	1,573
Union Electric Co. 3.90% 2052		12,046	11,044
Virginia Electric and Power Co. 3.45% 2024		1,860	1,874
Virginia Electric and Power Co. 2.95% 2026		4,000	3,882
Virginia Electric and Power Co. 3.80% 2028		8,247	8,244
Virginia Electric and Power Co. 2.875% 2029		6,121	5,694

Capital Group Central Corporate Bond Fund	9

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Virginia Electric and Power Co. 2.30% 2031	USD	1,478	$1,285
Virginia Electric and Power Co. 2.40% 2032		37,659	32,962
Virginia Electric and Power Co. 2.45% 2050		10,057	7,068
Virginia Electric and Power Co., Series B, 3.45% 2022		1,330	1,331
Wisconsin Electric Power Co. 2.85% 2051		10,375	7,769
Wisconsin Power and Light Co. 1.95% 2031		5,900	4,963
Wisconsin Power and Light Co. 3.65% 2050		800	675
Xcel Energy, Inc. 3.35% 2026		30,000	29,522
Xcel Energy, Inc. 1.75% 2027		15,435	14,053
Xcel Energy, Inc. 2.60% 2029		43,514	38,822
Xcel Energy, Inc. 3.40% 2030		17,500	16,488
Xcel Energy, Inc. 2.35% 2031		24,626	20,923
Xcel Energy, Inc. 3.50% 2049		18,584	15,143
			1,931,911

Health care 8.39%
AbbVie, Inc. 2.30% 2022		17,956	17,949
AbbVie, Inc. 2.90% 2022		10,000	10,021
AbbVie, Inc. 2.60% 2024		16,000	15,776
AbbVie, Inc. 3.60% 2025		7,960	8,020
AbbVie, Inc. 3.80% 2025		5,573	5,638
AbbVie, Inc. 2.95% 2026		30,984	30,154
AbbVie, Inc. 3.20% 2029		11,525	10,845
AbbVie, Inc. 4.75% 2045		2,404	2,379
Aetna, Inc. 2.80% 2023		1,095	1,097
AmerisourceBergen Corp. 0.737% 2023		18,105	17,858
AmerisourceBergen Corp. 2.70% 2031		49,102	43,433
Amgen, Inc. 2.20% 2027		4,014	3,778
Amgen, Inc. 3.35% 2032		14,104	13,290
Amgen, Inc. 3.15% 2040		3,515	2,902
Amgen, Inc. 3.375% 2050		8,850	7,122
Amgen, Inc. 4.20% 2052		2,715	2,512
Amgen, Inc. 4.40% 2062		7,664	6,988
Anthem, Inc. 2.95% 2022		12,000	12,027
Anthem, Inc. 4.10% 2032		8,581	8,589
Anthem, Inc. 4.55% 2052		14,227	14,075
AstraZeneca Finance, LLC 1.75% 2028		21,131	19,113
AstraZeneca Finance, LLC 2.25% 2031		10,353	9,195
AstraZeneca PLC 2.375% 2022		11,432	11,434
AstraZeneca PLC 3.375% 2025		2,125	2,139
AstraZeneca PLC 0.70% 2026		34,301	31,048
AstraZeneca PLC 4.00% 2029		19,681	19,963
AstraZeneca PLC 1.375% 2030		15,696	13,124
AstraZeneca PLC 2.125% 2050		3,568	2,466
AstraZeneca PLC 3.00% 2051		1,432	1,194
Baxter International, Inc. 2.539% 2032[2]		16,660	14,356
Baxter International, Inc. 3.132% 2051[2]		5,263	3,944
Bayer US Finance II, LLC 4.375% 2028[2]		22,436	22,444
Becton, Dickinson and Company 3.363% 2024		5,211	5,229
Becton, Dickinson and Company 3.734% 2024		412	416
Boston Scientific Corp. 3.45% 2024		4,952	4,992
Boston Scientific Corp. 1.90% 2025		12,361	11,776
Boston Scientific Corp. 2.65% 2030		14,202	12,700
Boston Scientific Corp. 4.70% 2049		170	168
Bristol-Myers Squibb Company 3.875% 2025		619	633
Bristol-Myers Squibb Company 3.20% 2026		5,546	5,549
Bristol-Myers Squibb Company 3.40% 2029		3,314	3,273
Bristol-Myers Squibb Company 1.45% 2030		5,966	4,995
Centene Corp. 4.25% 2027		9,190	9,158
Centene Corp. 2.45% 2028		53,045	47,719
Centene Corp. 4.625% 2029		19,560	19,305
Centene Corp. 3.00% 2030		22,250	19,827
Centene Corp. 3.375% 2030		2,687	2,470
Centene Corp. 2.50% 2031		23,930	20,438
Centene Corp. 2.625% 2031		13,005	11,181
Cigna Corp. 2.375% 2031		5,924	5,167
CVS Health Corp. 1.30% 2027		10,000	8,861

Capital Group Central Corporate Bond Fund	10

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
CVS Health Corp. 3.25% 2029	USD	4,775	$4,498
CVS Health Corp. 1.75% 2030		7,924	6,581
CVS Health Corp. 1.875% 2031		9,225	7,669
Eli Lilly and Company 3.375% 2029		7,917	7,852
EMD Finance, LLC 3.25% 2025[2]		18,845	18,728
Gilead Sciences, Inc. 2.80% 2050		1,085	795
GlaxoSmithKline PLC 3.625% 2025		13,165	13,383
GlaxoSmithKline PLC 3.875% 2028		4,293	4,387
GlaxoSmithKline PLC 3.375% 2029		30,966	30,459
HCA, Inc. 4.125% 2029		2,250	2,182
HCA, Inc. 3.625% 2032[2]		14,141	12,928
HCA, Inc. 4.625% 2052[2]		15,153	13,364
Humana, Inc. 3.70% 2029		17,078	16,700
Johnson & Johnson 2.10% 2040		13,395	10,188
Johnson & Johnson 2.25% 2050		2,395	1,745
Kaiser Foundation Hospitals 2.81% 2041		10,220	8,164
Medtronic, Inc. 3.50% 2025		5,491	5,567
Merck & Co., Inc. 2.90% 2024		9,066	9,096
Merck & Co., Inc. 1.70% 2027		20,527	19,037
Merck & Co., Inc. 1.45% 2030		7,555	6,419
Merck & Co., Inc. 4.00% 2049		3,170	3,095
Novartis Capital Corp. 1.75% 2025		13,076	12,753
Novartis Capital Corp. 2.00% 2027		5,978	5,671
Novartis Capital Corp. 2.20% 2030		25,507	22,994
Partners HealthCare System, Inc. 3.192% 2049		1,920	1,554
Pfizer, Inc. 3.20% 2023		25,389	25,612
Pfizer, Inc. 2.95% 2024		13,575	13,637
Pfizer, Inc. 3.45% 2029		29,162	28,880
Pfizer, Inc. 1.70% 2030		26,384	22,894
Roche Holdings, Inc. 2.314% 2027[2]		27,975	26,648
Roche Holdings, Inc. 1.93% 2028[2]		31,146	28,215
Roche Holdings, Inc. 2.076% 2031[2]		72,345	63,300
Shire PLC 3.20% 2026		13,937	13,645
Summa Health 3.511% 2051		2,320	1,965
Takeda Pharmaceutical Company, Ltd. 5.00% 2028		5,780	6,046
Thermo Fisher Scientific, Inc. 2.00% 2031		3,479	2,968
Thermo Fisher Scientific, Inc. 2.80% 2041		4,325	3,483
UnitedHealth Group, Inc. 2.375% 2024		625	618
UnitedHealth Group, Inc. 3.70% 2025		2,180	2,211
UnitedHealth Group, Inc. 3.75% 2025		4,090	4,167
UnitedHealth Group, Inc. 1.25% 2026		12,524	11,710
UnitedHealth Group, Inc. 3.875% 2028		2,500	2,547
UnitedHealth Group, Inc. 2.875% 2029		1,915	1,818
UnitedHealth Group, Inc. 2.00% 2030		30,060	26,479
UnitedHealth Group, Inc. 2.30% 2031		1,074	957
UnitedHealth Group, Inc. 4.20% 2032		11,497	11,782
UnitedHealth Group, Inc. 3.05% 2041		16,450	13,783
UnitedHealth Group, Inc. 4.45% 2048		13,315	13,404
UnitedHealth Group, Inc. 3.70% 2049		2,760	2,473
UnitedHealth Group, Inc. 3.25% 2051		7,753	6,487
UnitedHealth Group, Inc. 4.75% 2052		20,281	21,451
UnitedHealth Group, Inc. 4.95% 2062		16,927	18,078
			1,199,797

Communication services 8.19%
Alphabet, Inc. 1.10% 2030		10,790	9,080
Alphabet, Inc. 2.05% 2050		13,105	9,221
Alphabet, Inc. 2.25% 2060		2,455	1,673
AT&T, Inc. 2.30% 2027		14,834	13,863
AT&T, Inc. 1.65% 2028		30,775	27,293
AT&T, Inc. 4.30% 2030		5,368	5,418
AT&T, Inc. 2.75% 2031		79,891	71,606
AT&T, Inc. 2.25% 2032		30,095	25,483
AT&T, Inc. 2.55% 2033		78,739	66,621
AT&T, Inc. 3.50% 2053		81,661	65,961
CCO Holdings, LLC and CCO Holdings Capital Corp. 4.50% 2024		2,500	2,540
CCO Holdings, LLC and CCO Holdings Capital Corp. 4.908% 2025		7,500	7,665

Capital Group Central Corporate Bond Fund	11

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
CCO Holdings, LLC and CCO Holdings Capital Corp. 3.75% 2028	USD	1,400	$1,328
CCO Holdings, LLC and CCO Holdings Capital Corp. 4.20% 2028		3,945	3,822
CCO Holdings, LLC and CCO Holdings Capital Corp. 5.05% 2029		1,150	1,146
CCO Holdings, LLC and CCO Holdings Capital Corp. 2.80% 2031		24,310	20,349
CCO Holdings, LLC and CCO Holdings Capital Corp. 2.30% 2032		14,140	11,202
CCO Holdings, LLC and CCO Holdings Capital Corp. 4.40% 2033		8,000	7,528
CCO Holdings, LLC and CCO Holdings Capital Corp. 5.125% 2049		570	503
CCO Holdings, LLC and CCO Holdings Capital Corp. 4.80% 2050		800	690
CCO Holdings, LLC and CCO Holdings Capital Corp. 3.70% 2051		26,836	19,497
CCO Holdings, LLC and CCO Holdings Capital Corp. 3.90% 2052		8,780	6,568
CCO Holdings, LLC and CCO Holdings Capital Corp. 5.25% 2053		24,296	22,173
Comcast Corp. 3.70% 2024		2,245	2,283
Comcast Corp. 3.95% 2025		5,645	5,764
Comcast Corp. 3.15% 2026		11,215	11,128
Comcast Corp. 2.35% 2027		3,220	3,064
Comcast Corp. 3.30% 2027		15,000	14,846
Comcast Corp. 3.15% 2028		7,500	7,336
Comcast Corp. 4.15% 2028		2,608	2,670
Comcast Corp. 2.65% 2030		10,228	9,465
Comcast Corp. 3.40% 2030		8,115	7,870
Comcast Corp. 1.50% 2031		18,170	15,093
Comcast Corp. 1.95% 2031		1,094	942
Comcast Corp. 3.20% 2036		375	334
Comcast Corp. 3.90% 2038		750	718
Comcast Corp. 3.75% 2040		594	545
Comcast Corp. 4.00% 2048		250	230
Comcast Corp. 2.80% 2051		14,860	11,289
Comcast Corp. 2.887% 2051[2]		2,000	1,522
Comcast Corp. 2.45% 2052		30,510	21,630
Comcast Corp. 2.937% 2056[2]		6,790	5,078
Discovery Communications, Inc. 3.625% 2030		7,820	7,235
Discovery Communications, Inc. 4.65% 2050		2,558	2,159
Magallanes, Inc. 4.279% 2032[2]		20,865	19,521
Magallanes, Inc. 5.05% 2042[2]		21,998	19,914
Magallanes, Inc. 5.141% 2052[2]		51,784	46,414
Magallanes, Inc. 5.391% 2062[2]		19,644	17,633
Netflix, Inc. 4.875% 2028		57,715	57,296
Netflix, Inc. 5.875% 2028		62,737	65,132
Netflix, Inc. 5.375% 2029[2]		21,469	21,658
Netflix, Inc. 6.375% 2029		5,897	6,275
Netflix, Inc. 4.875% 2030[2]		30,302	29,830
T-Mobile US, Inc. 3.50% 2025		12,285	12,201
T-Mobile US, Inc. 1.50% 2026		17,750	16,268
T-Mobile US, Inc. 3.75% 2027		10,000	9,886
T-Mobile US, Inc. 2.05% 2028		9,185	8,201
T-Mobile US, Inc. 3.875% 2030		14,841	14,287
T-Mobile US, Inc. 2.55% 2031		8,642	7,511
T-Mobile US, Inc. 2.70% 2032[2]		3,725	3,224
T-Mobile US, Inc. 3.00% 2041		12,181	9,581
T-Mobile US, Inc. 3.30% 2051		15,785	12,123
T-Mobile US, Inc. 3.40% 2052[2]		11,800	9,193
Verizon Communications, Inc. 3.00% 2027		12,377	12,017
Verizon Communications, Inc. 4.125% 2027		6,980	7,162
Verizon Communications, Inc. 4.329% 2028		7,846	7,990
Verizon Communications, Inc. 3.875% 2029		4,714	4,695
Verizon Communications, Inc. 4.016% 2029		16,676	16,545
Verizon Communications, Inc. 1.68% 2030		18,129	15,058
Verizon Communications, Inc. 1.75% 2031		42,450	35,219
Verizon Communications, Inc. 2.55% 2031		39,301	34,833
Verizon Communications, Inc. 2.65% 2040		31,847	24,634
Verizon Communications, Inc. 2.85% 2041		10,079	8,021
Verizon Communications, Inc. 3.40% 2041		43,924	37,997
Verizon Communications, Inc. 2.875% 2050		22,483	16,889
Verizon Communications, Inc. 3.55% 2051		17,460	14,782
Vodafone Group PLC 4.125% 2025		2,500	2,547
Vodafone Group PLC 5.25% 2048		3,750	3,763

Capital Group Central Corporate Bond Fund	12

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
Vodafone Group PLC 4.25% 2050	USD	1,900	$1,679
Walt Disney Company 1.75% 2026		1,950	1,851
Walt Disney Company 3.60% 2051		7,008	6,225
			1,170,486

Consumer staples 6.84%
7-Eleven, Inc. 0.80% 2024[2]		8,660	8,291
7-Eleven, Inc. 0.95% 2026[2]		18,880	17,002
7-Eleven, Inc. 1.30% 2028[2]		34,295	29,325
7-Eleven, Inc. 1.80% 2031[2]		85,560	69,034
7-Eleven, Inc. 2.80% 2051[2]		7,755	5,366
Altria Group, Inc. 2.35% 2025		3,666	3,521
Altria Group, Inc. 2.625% 2026		1,375	1,303
Altria Group, Inc. 4.40% 2026		8,148	8,271
Altria Group, Inc. 4.80% 2029		4,576	4,576
Altria Group, Inc. 3.40% 2030		437	393
Altria Group, Inc. 2.45% 2032		12,000	9,690
Altria Group, Inc. 5.80% 2039		14,635	14,415
Altria Group, Inc. 4.50% 2043		5,466	4,479
Altria Group, Inc. 3.875% 2046		6,139	4,536
Altria Group, Inc. 5.95% 2049		2,522	2,431
Altria Group, Inc. 4.45% 2050		6,489	5,125
Altria Group, Inc. 3.70% 2051		18,752	13,170
Anheuser-Busch Co. / InBev Worldwide 4.90% 2046		14,800	14,787
Anheuser-Busch InBev NV 4.00% 2028		66,527	67,192
Anheuser-Busch InBev NV 4.75% 2029		11,513	11,985
Anheuser-Busch InBev NV 3.50% 2030		15,000	14,469
Anheuser-Busch InBev NV 5.45% 2039		7,344	7,853
Anheuser-Busch InBev NV 4.35% 2040		15,000	14,195
Anheuser-Busch InBev NV 4.439% 2048		660	615
Anheuser-Busch InBev NV 5.55% 2049		10,326	11,219
Anheuser-Busch InBev NV 4.50% 2050		2,560	2,441
British American Tobacco International Finance PLC 3.95% 2025[2]		16,500	16,408
British American Tobacco PLC 2.789% 2024		4,000	3,928
British American Tobacco PLC 3.222% 2024		22,000	21,846
British American Tobacco PLC 3.215% 2026		21,850	20,896
British American Tobacco PLC 3.557% 2027		52,664	49,674
British American Tobacco PLC 4.70% 2027		6,420	6,385
British American Tobacco PLC 2.259% 2028		21,130	18,284
British American Tobacco PLC 3.462% 2029		2,000	1,782
British American Tobacco PLC 4.906% 2030		10,850	10,518
British American Tobacco PLC 2.726% 2031		29,000	23,954
British American Tobacco PLC 4.39% 2037		7,961	6,812
British American Tobacco PLC 3.734% 2040		5,935	4,406
British American Tobacco PLC 4.54% 2047		8,798	6,905
British American Tobacco PLC 4.758% 2049		8,359	6,711
British American Tobacco PLC 5.65% 2052		9,168	8,276
Conagra Brands, Inc. 4.30% 2024		6,871	6,969
Conagra Brands, Inc. 4.60% 2025		6,790	6,928
Conagra Brands, Inc. 1.375% 2027		5,165	4,429
Conagra Brands, Inc. 5.30% 2038		73	73
Conagra Brands, Inc. 5.40% 2048		10,315	10,258
Constellation Brands, Inc. 3.60% 2028		5,313	5,127
Constellation Brands, Inc. 2.875% 2030		3,082	2,748
Constellation Brands, Inc. 2.25% 2031		24,098	20,089
Constellation Brands, Inc. 4.75% 2032		24,906	25,520
Keurig Dr Pepper, Inc. 4.417% 2025		3,581	3,666
Keurig Dr Pepper, Inc. 3.20% 2030		9,609	8,835
Keurig Dr Pepper, Inc. 3.80% 2050		3,185	2,683
Molson Coors Brewing Co. 4.20% 2046		825	722
Nestlé Holdings, Inc. 1.875% 2031[2]		20,000	17,168
Nestlé Holdings, Inc. 2.625% 2051[2]		12,000	9,204
PepsiCo, Inc. 1.625% 2030		10,255	8,884
PepsiCo, Inc. 1.40% 2031		14,189	11,900
PepsiCo, Inc. 1.95% 2031		63,521	55,321
PepsiCo, Inc. 2.625% 2041		8,214	6,720
PepsiCo, Inc. 3.625% 2050		3,192	2,988

Capital Group Central Corporate Bond Fund	13

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer staples (continued)
PepsiCo, Inc. 2.75% 2051	USD	7,077	$5,724
Philip Morris International, Inc. 2.375% 2022		20,985	21,001
Philip Morris International, Inc. 2.50% 2022		5,000	5,008
Philip Morris International, Inc. 1.125% 2023		10,000	9,878
Philip Morris International, Inc. 2.875% 2024		15,827	15,856
Philip Morris International, Inc. 1.50% 2025		1,004	956
Philip Morris International, Inc. 3.375% 2025		27,395	27,403
Philip Morris International, Inc. 3.375% 2029		13,006	12,244
Philip Morris International, Inc. 1.75% 2030		14,239	11,516
Philip Morris International, Inc. 2.10% 2030		9,300	7,857
Philip Morris International, Inc. 3.875% 2042		5,950	4,919
Philip Morris International, Inc. 4.125% 2043		1,639	1,394
Philip Morris International, Inc. 4.25% 2044		1,532	1,325
Procter & Gamble Company 0.55% 2025		41,692	38,591
Procter & Gamble Company 3.00% 2030		4,159	4,002
Reynolds American, Inc. 4.45% 2025		20,220	20,496
Reynolds American, Inc. 5.70% 2035		1,555	1,545
Reynolds American, Inc. 5.85% 2045		27,544	25,274
			977,690

Industrials 6.53%
Boeing Company 2.80% 2024		5,000	4,940
Boeing Company 2.196% 2026		28,950	26,541
Boeing Company 2.75% 2026		79,490	74,938
Boeing Company 3.10% 2026		7,750	7,389
Boeing Company 5.04% 2027		15,116	15,208
Boeing Company 3.25% 2028		55,094	50,903
Boeing Company 5.15% 2030		51,305	51,061
Boeing Company 3.625% 2031		36,340	32,684
Boeing Company 3.60% 2034		34,795	29,040
Boeing Company 3.90% 2049		4,696	3,545
Boeing Company 3.75% 2050		586	435
Boeing Company 5.805% 2050		9,339	9,207
Burlington Northern Santa Fe, LLC 3.05% 2051		9,535	7,599
Burlington Northern Santa Fe, LLC 3.30% 2051		4,780	3,996
Burlington Northern Santa Fe, LLC 2.875% 2052		1,470	1,140
Canadian National Railway Company 3.20% 2046		390	318
Canadian Pacific Railway, Ltd. 1.75% 2026		12,099	11,157
Canadian Pacific Railway, Ltd. 2.45% 2031		28,316	24,972
Canadian Pacific Railway, Ltd. 3.00% 2041		23,405	19,348
Canadian Pacific Railway, Ltd. 3.10% 2051		28,847	22,686
Carrier Global Corp. 2.242% 2025		2,097	2,017
Carrier Global Corp. 2.493% 2027		851	791
Carrier Global Corp. 2.722% 2030		7,904	6,998
Carrier Global Corp. 3.377% 2040		3,750	3,077
Carrier Global Corp. 3.577% 2050		5,814	4,671
CSX Corp. 3.80% 2028		28,360	28,281
CSX Corp. 4.25% 2029		12,943	13,143
CSX Corp. 2.40% 2030		5,892	5,284
CSX Corp. 4.30% 2048		14,250	13,559
CSX Corp. 3.35% 2049		873	714
CSX Corp. 4.50% 2049		6,729	6,582
CSX Corp. 2.50% 2051		15,870	11,221
Emerson Electric Co. 1.80% 2027		14,050	12,866
Emerson Electric Co. 1.95% 2030		5,950	5,136
General Dynamics Corp. 2.25% 2031		4,906	4,389
General Electric Capital Corp. 4.418% 2035		24,888	24,578
General Electric Capital Corp., Series A, 6.75% 2032		5,875	6,844
Honeywell International, Inc. 2.70% 2029		22,741	21,331
Honeywell International, Inc. 1.95% 2030		2,000	1,762
Lockheed Martin Corp. 1.85% 2030		5,353	4,651
Lockheed Martin Corp. 3.60% 2035		351	336
Lockheed Martin Corp. 4.50% 2036		2,064	2,131
Masco Corp. 1.50% 2028		5,606	4,860
Masco Corp. 2.00% 2031		8,049	6,579
Norfolk Southern Corp. 2.55% 2029		3,485	3,162
Norfolk Southern Corp. 3.40% 2049		2,406	1,978

Capital Group Central Corporate Bond Fund	14

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Norfolk Southern Corp. 3.05% 2050	USD	3,876	$3,039
Northrop Grumman Corp. 3.25% 2028		15,000	14,559
Otis Worldwide Corp. 2.056% 2025		4,114	3,950
Otis Worldwide Corp. 2.565% 2030		8,015	7,062
Otis Worldwide Corp. 3.112% 2040		5,000	4,092
Raytheon Technologies Corp. 1.90% 2031		65,301	55,013
Raytheon Technologies Corp. 2.375% 2032		12,140	10,592
Raytheon Technologies Corp. 3.125% 2050		13,901	11,170
Raytheon Technologies Corp. 2.82% 2051		10,450	7,848
Raytheon Technologies Corp. 3.03% 2052		5,000	3,926
Republic Services, Inc. 2.375% 2033		12,970	10,938
Siemens AG 1.20% 2026[2]		18,167	16,679
Union Pacific Corp. 3.15% 2024		21,052	21,106
Union Pacific Corp. 3.75% 2025		21,948	22,262
Union Pacific Corp. 2.40% 2030		3,000	2,710
Union Pacific Corp. 2.375% 2031		18,050	16,015
Union Pacific Corp. 2.80% 2032		11,277	10,300
Union Pacific Corp. 2.891% 2036		49,415	42,849
Union Pacific Corp. 3.375% 2042		4,360	3,795
Union Pacific Corp. 4.30% 2049		12,301	12,090
Union Pacific Corp. 3.25% 2050		424	351
Union Pacific Corp. 2.95% 2052		6,296	4,874
Union Pacific Corp. 3.50% 2053		6,170	5,344
Union Pacific Corp. 3.95% 2059		1,410	1,268
Union Pacific Corp. 3.839% 2060		8,087	7,184
Union Pacific Corp. 3.75% 2070		2,443	2,042
Union Pacific Corp. 3.799% 2071		10,530	8,880
United Technologies Corp. 3.95% 2025		2,000	2,038
United Technologies Corp. 4.125% 2028		9,295	9,466
Waste Management, Inc. 4.15% 2032		17,780	17,937
			933,427

Information technology 5.78%
Adobe, Inc. 1.90% 2025		7,105	6,923
Adobe, Inc. 2.15% 2027		25,694	24,474
Adobe, Inc. 2.30% 2030		13,520	12,161
Analog Devices, Inc. 1.70% 2028		12,455	11,111
Analog Devices, Inc. 2.10% 2031		20,576	17,993
Analog Devices, Inc. 2.80% 2041		4,230	3,439
Analog Devices, Inc. 2.95% 2051		7,728	6,216
Apple, Inc. 3.00% 2024		3,750	3,775
Apple, Inc. 0.55% 2025		19,854	18,453
Apple, Inc. 1.125% 2025		16,784	15,985
Apple, Inc. 1.65% 2030		15,000	13,083
Apple, Inc. 1.65% 2031		10,309	8,881
Apple, Inc. 2.65% 2050		5,185	4,053
Apple, Inc. 2.65% 2051		18,220	14,134
Apple, Inc. 2.80% 2061		3,513	2,636
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.875% 2027		14,083	13,867
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.50% 2028		3,000	2,855
Broadcom, Inc. 4.00% 2029[2]		7,727	7,377
Broadcom, Inc. 4.75% 2029		11,650	11,658
Broadcom, Inc. 4.15% 2030		17,050	16,199
Broadcom, Inc. 4.30% 2032		9,741	9,189
Broadcom, Inc. 3.419% 2033[2]		20,000	17,246
Broadcom, Inc. 3.469% 2034[2]		68,046	58,051
Broadcom, Inc. 3.137% 2035[2]		4,570	3,736
Broadcom, Inc. 3.187% 2036[2]		10,500	8,432
Broadcom, Inc. 3.50% 2041[2]		9,181	7,281
Broadcom, Inc. 3.75% 2051[2]		19,723	15,445
Fidelity National Information Services, Inc. 2.25% 2031		11,525	9,666
Fidelity National Information Services, Inc. 3.10% 2041		3,335	2,585
Fiserv, Inc. 3.50% 2029		12,562	11,760
Fiserv, Inc. 2.65% 2030		8,691	7,584
Global Payments, Inc. 2.90% 2030		7,194	6,296
Global Payments, Inc. 2.90% 2031		9,667	8,240
Intuit, Inc. 1.35% 2027		5,000	4,502

Capital Group Central Corporate Bond Fund	15

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Information technology (continued)
Mastercard, Inc. 3.30% 2027	USD	18,000	$18,019
Mastercard, Inc. 3.35% 2030		17,519	17,073
Mastercard, Inc. 1.90% 2031		11,468	10,050
Mastercard, Inc. 3.85% 2050		1,980	1,860
Mastercard, Inc. 2.95% 2051		6,611	5,356
Microsoft Corp. 2.875% 2024		5,150	5,177
Microsoft Corp. 3.125% 2025		3,250	3,278
Microsoft Corp. 2.40% 2026		15,000	14,740
Microsoft Corp. 3.30% 2027		35,655	36,126
Microsoft Corp. 2.525% 2050		436	338
Microsoft Corp. 2.921% 2052		10,714	8,964
Oracle Corp. 2.30% 2028		7,933	7,011
Oracle Corp. 2.875% 2031		56,486	48,122
Oracle Corp. 3.60% 2040		7,345	5,718
Oracle Corp. 3.65% 2041		7,960	6,278
Oracle Corp. 3.60% 2050		41,974	30,417
Oracle Corp. 3.95% 2051		10,246	7,834
PayPal Holdings, Inc. 1.65% 2025		5,793	5,533
PayPal Holdings, Inc. 2.85% 2029		19,061	17,594
PayPal Holdings, Inc. 2.30% 2030		4,770	4,185
PayPal Holdings, Inc. 4.40% 2032		36,470	36,972
PayPal Holdings, Inc. 3.25% 2050		913	717
PayPal Holdings, Inc. 5.05% 2052		13,530	13,947
PayPal Holdings, Inc. 5.25% 2062		3,060	3,102
salesforce.com, inc. 1.95% 2031		8,925	7,711
salesforce.com, inc. 2.70% 2041		9,200	7,369
ServiceNow, Inc. 1.40% 2030		66,449	53,849
VeriSign, Inc. 2.70% 2031		2,524	2,111
Visa, Inc. 3.15% 2025		8,000	8,017
Visa, Inc. 2.05% 2030		30,500	27,281
Visa, Inc. 1.10% 2031		19,758	16,128
Visa, Inc. 2.70% 2040		4,310	3,623
Visa, Inc. 2.00% 2050		9,215	6,307
			826,093

Energy 3.88%
Baker Hughes Co. 2.061% 2026		4,074	3,800
BP Capital Markets America, Inc. 2.772% 2050		10,111	7,435
Canadian Natural Resources, Ltd. 2.95% 2023		17,520	17,550
Canadian Natural Resources, Ltd. 2.05% 2025		11,363	10,790
Canadian Natural Resources, Ltd. 3.85% 2027		20,746	20,472
Canadian Natural Resources, Ltd. 2.95% 2030		6,104	5,496
Canadian Natural Resources, Ltd. 4.95% 2047		1,027	1,026
Cheniere Energy, Inc. 3.70% 2029		6,860	6,490
Chevron Corp. 1.554% 2025		1,950	1,871
Chevron Corp. 2.236% 2030		36,505	33,018
Chevron Corp. 3.078% 2050		7,101	5,956
Chevron USA, Inc. 0.687% 2025		4,896	4,548
Chevron USA, Inc. 1.018% 2027		6,577	5,847
Chevron USA, Inc. 3.25% 2029		4,050	3,935
Chevron USA, Inc. 2.343% 2050		1,497	1,088
ConocoPhillips 3.80% 2052		14,139	12,911
Continental Resources, Inc. 2.875% 2032[2]		4,172	3,504
Diamondback Energy, Inc. 4.40% 2051		4,437	4,018
Diamondback Energy, Inc. 4.25% 2052		7,355	6,558
Energy Transfer Operating LP 5.00% 2050		65,521	59,124
Energy Transfer Partners LP 5.25% 2029		5,000	5,121
Energy Transfer Partners LP 5.30% 2047		2,237	2,050
Energy Transfer Partners LP 6.00% 2048		6,702	6,642
Energy Transfer Partners LP 6.25% 2049		1,554	1,589
Equinor ASA 3.70% 2050		3,550	3,223
Exxon Mobil Corp. 2.992% 2025		1,700	1,699
Exxon Mobil Corp. 2.61% 2030		1,850	1,711
Exxon Mobil Corp. 3.452% 2051		25,462	22,103
MPLX LP 3.50% 2022		5,000	5,019
MPLX LP 1.75% 2026		9,577	8,769
MPLX LP 5.50% 2049		28,848	28,831

Capital Group Central Corporate Bond Fund	16

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
ONEOK, Inc. 2.20% 2025	USD	527	$496
ONEOK, Inc. 5.85% 2026		29,031	30,596
ONEOK, Inc. 3.40% 2029		3,629	3,318
ONEOK, Inc. 3.10% 2030		362	323
ONEOK, Inc. 6.35% 2031		18,199	19,846
ONEOK, Inc. 5.20% 2048		28,471	26,930
ONEOK, Inc. 4.45% 2049		1,510	1,280
ONEOK, Inc. 4.50% 2050		6,187	5,236
ONEOK, Inc. 7.15% 2051		12,751	14,344
Petróleos Mexicanos 6.50% 2029		7,368	6,698
Petróleos Mexicanos 6.70% 2032		22,995	19,907
Pioneer Natural Resources Company 2.15% 2031		8,353	7,109
Qatar Petroleum 3.125% 2041[2]		14,120	11,851
Qatar Petroleum 3.30% 2051[2]		5,080	4,191
Sabine Pass Liquefaction, LLC 4.50% 2030		5,421	5,409
Shell International Finance BV 3.875% 2028		2,787	2,818
Shell International Finance BV 2.75% 2030		33,963	31,484
Shell International Finance BV 3.25% 2050		24,590	20,570
Shell International Finance BV 3.00% 2051		3,015	2,385
Total Capital International 3.127% 2050		17,208	13,889
Total SE 2.986% 2041		20,673	17,153
Williams Companies, Inc. 3.50% 2030		6,389	5,948
			553,975

Consumer discretionary 3.71%
Amazon.com, Inc. 3.80% 2024		10,000	10,229
Amazon.com, Inc. 1.50% 2030		7,522	6,423
Amazon.com, Inc. 3.60% 2032		42,571	42,186
Amazon.com, Inc. 2.50% 2050		11,324	8,458
Amazon.com, Inc. 3.10% 2051		10,000	8,369
Amazon.com, Inc. 2.70% 2060		15,230	11,040
American Honda Finance Corp. 1.20% 2025		2,546	2,382
Bayerische Motoren Werke AG 3.45% 2023[2]		18,715	18,829
Bayerische Motoren Werke AG 3.15% 2024[2]		19,510	19,552
Bayerische Motoren Werke AG 3.45% 2027[2]		4,827	4,784
Bayerische Motoren Werke AG 2.55% 2031[2]		4,438	3,923
BMW Finance NV 2.25% 2022[2]		3,000	3,004
Daimler Trucks Finance North America, LLC 3.65% 2027[2]		4,775	4,684
Daimler Trucks Finance North America, LLC 2.375% 2028[2]		7,525	6,684
Daimler Trucks Finance North America, LLC 2.50% 2031[2]		18,484	15,524
DaimlerChrysler North America Holding Corp. 2.70% 2024[2]		30,000	29,678
General Motors Financial Co. 1.05% 2024		5,000	4,794
General Motors Financial Co. 1.20% 2024		12,825	12,118
General Motors Financial Co. 2.75% 2025		1,503	1,448
General Motors Financial Co. 1.50% 2026		14,232	12,763
General Motors Financial Co. 2.35% 2031		3,314	2,680
General Motors Financial Co. 2.70% 2031		15,522	12,828
Home Depot, Inc. 2.50% 2027		3,400	3,257
Home Depot, Inc. 2.95% 2029		20,000	19,057
Home Depot, Inc. 2.70% 2030		2,180	2,023
Home Depot, Inc. 1.375% 2031		11,140	9,188
Home Depot, Inc. 5.95% 2041		7,500	8,879
Home Depot, Inc. 3.125% 2049		7,117	5,785
Home Depot, Inc. 3.35% 2050		1,060	900
Hyundai Capital America 1.50% 2026[2]		12,664	11,351
Hyundai Capital America 1.65% 2026[2]		22,825	20,399
Hyundai Capital America 2.00% 2028[2]		39,813	34,246
Hyundai Capital America 2.10% 2028[2]		14,475	12,463
Lowe’s Companies, Inc. 3.65% 2029		16,608	16,088
Lowe’s Companies, Inc. 3.00% 2050		7,647	5,723
Lowe’s Companies, Inc. 4.25% 2052		4,909	4,475
Marriott International, Inc. 2.85% 2031		11,915	10,336
Marriott International, Inc. 2.75% 2033		4,750	3,914
Massachusetts Institute of Technology 2.294% 2051		5,025	3,656
McDonald’s Corp. 4.60% 2045		1,962	1,926
McDonald’s Corp. 4.45% 2047		3,000	2,886
McDonald’s Corp. 3.625% 2049		4,467	3,809

Capital Group Central Corporate Bond Fund	17

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Morongo Band of Mission Indians 7.00% 2039[2]	USD	5,000	$5,779
President & Fellows of Harvard College 2.517% 2050		2,730	2,035
Starbucks Corp. 3.10% 2023		10,000	10,054
Stellantis Finance US, Inc. 1.711% 2027[2]		8,850	7,886
Stellantis Finance US, Inc. 2.691% 2031[2]		36,879	30,490
Toyota Motor Corp. 0.681% 2024		9,735	9,379
Toyota Motor Credit Corp. 1.15% 2027		21,098	18,652
Toyota Motor Credit Corp. 2.15% 2030		4,122	3,648
Toyota Motor Credit Corp. 3.375% 2030		5,565	5,361
Toyota Motor Credit Corp. 1.65% 2031		4,807	4,010
Volkswagen Group of America Finance, LLC 3.125% 2023[2]		3,312	3,317
Volkswagen Group of America Finance, LLC 4.25% 2023[2]		1,550	1,572
Volkswagen Group of America Finance, LLC 1.25% 2025[2]		6,550	6,004
			530,928

Real estate 3.20%
Alexandria Real Estate Equities, Inc. 3.80% 2026		1,780	1,768
Alexandria Real Estate Equities, Inc. 4.30% 2026		1,400	1,419
Alexandria Real Estate Equities, Inc. 4.50% 2029		605	608
Alexandria Real Estate Equities, Inc. 3.375% 2031		12,168	11,272
American Campus Communities, Inc. 4.125% 2024		1,615	1,638
American Campus Communities, Inc. 3.30% 2026		3,468	3,425
American Campus Communities, Inc. 3.625% 2027		3,595	3,593
American Campus Communities, Inc. 2.85% 2030		7,333	7,053
American Campus Communities, Inc. 3.875% 2031		413	415
American Tower Corp. 3.55% 2027		6,815	6,551
American Tower Corp. 1.50% 2028		30,000	25,696
American Tower Corp. 2.30% 2031		14,460	11,837
American Tower Corp. 2.70% 2031		22,709	19,292
American Tower Corp. 4.05% 2032		11,144	10,509
Corporate Office Properties LP 2.25% 2026		8,540	7,884
Crown Castle International Corp. 2.50% 2031		42,281	35,701
Equinix, Inc. 2.625% 2024		8,452	8,284
Equinix, Inc. 2.90% 2026		7,466	7,077
Equinix, Inc. 1.80% 2027		5,549	4,921
Equinix, Inc. 1.55% 2028		21,505	18,493
Equinix, Inc. 3.20% 2029		19,988	18,325
Equinix, Inc. 2.15% 2030		16,964	14,266
Equinix, Inc. 2.50% 2031		35,828	30,365
Equinix, Inc. 3.00% 2050		17,343	12,509
Equinix, Inc. 3.40% 2052		6,828	5,282
Essex Portfolio LP 2.55% 2031		10,132	8,735
Extra Space Storage, Inc. 2.35% 2032		4,563	3,752
Gaming and Leisure Properties, Inc. 3.35% 2024		1,865	1,835
Invitation Homes Operating Partnership LP 2.30% 2028		10,244	8,964
Public Storage 2.30% 2031		2,792	2,435
Sun Communities Operating LP 2.30% 2028		6,698	5,874
Sun Communities Operating LP 2.70% 2031		36,970	31,297
Sun Communities Operating LP 4.20% 2032		7,210	6,794
VICI Properties LP 4.75% 2028		36,173	35,827
VICI Properties LP 4.95% 2030		25,255	24,856
VICI Properties LP 5.125% 2032		54,074	53,687
VICI Properties LP 5.625% 2052		5,452	5,346
Westfield Corp., Ltd. 3.50% 2029[2]		497	454
			458,039

Materials 2.09%
Anglo American Capital PLC 2.625% 2030[2]		14,497	12,416
Anglo American Capital PLC 5.625% 2030[2]		720	754
Anglo American Capital PLC 3.95% 2050[2]		664	541
Anglo American Capital PLC 4.75% 2052[2]		6,897	6,299
Dow Chemical Co. 4.55% 2025		1,165	1,199
Dow Chemical Co. 3.625% 2026		4,265	4,272
Dow Chemical Co. 2.10% 2030		12,000	10,272
Dow Chemical Co. 4.80% 2049		15,281	14,988
Dow Chemical Co. 3.60% 2050		22,000	18,082
Ecolab, Inc. 2.125% 2032		30,539	26,388

Capital Group Central Corporate Bond Fund	18

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Materials (continued)
Ecolab, Inc. 2.70% 2051	USD	6,383	$4,820
Glencore Funding, LLC 4.125% 2024[2]		12,370	12,466
International Flavors & Fragrances, Inc. 1.832% 2027[2]		23,682	20,870
International Flavors & Fragrances, Inc. 2.30% 2030[2]		28,343	24,075
International Flavors & Fragrances, Inc. 3.468% 2050[2]		2,050	1,596
LYB International Finance III, LLC 2.25% 2030		5,942	5,082
LYB International Finance III, LLC 3.375% 2040		15,336	12,613
LYB International Finance III, LLC 4.20% 2050		8,601	7,615
LYB International Finance III, LLC 3.625% 2051		1,217	984
Mosaic Co. 3.25% 2022		663	665
Mosaic Co. 4.05% 2027		537	537
Newcrest Finance Pty, Ltd. 3.25% 2030[2]		3,739	3,409
Newcrest Finance Pty, Ltd. 4.20% 2050[2]		8,109	6,838
Nutrien, Ltd. 1.90% 2023		1,152	1,141
Nutrien, Ltd. 5.00% 2049		985	1,027
Nutrien, Ltd. 3.95% 2050		6,043	5,431
Praxair, Inc. 1.10% 2030		32,375	26,501
Praxair, Inc. 2.00% 2050		6,029	3,966
Rio Tinto Finance (USA), Ltd. 2.75% 2051		13,039	9,980
Sherwin-Williams Company 2.75% 2022		312	312
Sherwin-Williams Company 2.95% 2029		8,148	7,521
Sherwin-Williams Company 2.20% 2032		8,365	7,052
Sherwin-Williams Company 4.50% 2047		1,500	1,444
Sherwin-Williams Company 3.80% 2049		8,170	6,983
Sherwin-Williams Company 3.30% 2050		7,500	5,898
South32 Treasury USA 4.35% 2032[2]		23,662	22,728
Vale Overseas, Ltd. 3.75% 2030		1,720	1,604
			298,369

Total corporate bonds, notes & loans			12,400,439

U.S. Treasury bonds & notes 8.57%
U.S. Treasury 8.57%
U.S. Treasury 0.125% 2022		25,476	25,464
U.S. Treasury 0.125% 2022		7,067	7,005
U.S. Treasury 0.125% 2023		24,648	23,823
U.S. Treasury 0.125% 2023		12,922	12,577
U.S. Treasury 0.125% 2023		9,261	9,021
U.S. Treasury 0.125% 2023		3,192	3,120
U.S. Treasury 0.125% 2023		1,894	1,873
U.S. Treasury 1.375% 2023		5,309	5,291
U.S. Treasury 0.25% 2024		3,664	3,506
U.S. Treasury 0.375% 2024		5,865	5,575
U.S. Treasury 0.375% 2024		2,253	2,166
U.S. Treasury 0.75% 2024		7,447	7,112
U.S. Treasury 1.00% 2024		33,542	32,183
U.S. Treasury 2.50% 2024		67,910	67,861
U.S. Treasury 0.25% 2025		2,272	2,091
U.S. Treasury 0.375% 2025		3,936	3,614
U.S. Treasury 0.375% 2025		2,455	2,294
U.S. Treasury 0.375% 2025		766	705
U.S. Treasury 2.75% 2025		158,542	158,758
U.S. Treasury 0.50% 2026		24,727	22,710
U.S. Treasury 0.75% 2026		72,070	66,124
U.S. Treasury 0.75% 2026		40,924	37,731
U.S. Treasury 0.875% 2026[4]		187,257	173,332
U.S. Treasury 0.875% 2026		26,469	24,374
U.S. Treasury 1.125% 2026		32,198	29,933
U.S. Treasury 0.375% 2027		2,432	2,136
U.S. Treasury 0.50% 2027		6,770	6,034
U.S. Treasury 0.50% 2027		4,418	3,914
U.S. Treasury 0.625% 2027		1,710	1,513
U.S. Treasury 2.625% 2027		45,736	45,353
U.S. Treasury 1.125% 2028		2,518	2,286
U.S. Treasury 1.375% 2028		3,478	3,170
U.S. Treasury 2.875% 2032		119,148	119,460
U.S. Treasury 1.375% 2040[4]		5,768	4,245
U.S. Treasury 1.75% 2041		2,378	1,851

Capital Group Central Corporate Bond Fund	19

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 2.00% 2041	USD	5,973	$4,856
U.S. Treasury 2.375% 2042[4]		31,298	27,125
U.S. Treasury 3.25% 2042		24,437	24,368
U.S. Treasury 1.875% 2051		10,920	8,336
U.S. Treasury 2.00% 2051		1,488	1,170
U.S. Treasury 2.25% 2052[4]		287,472	240,843
			1,224,903

Asset-backed obligations 0.90%
Castlelake Aircraft Securitization Trust, Series 2021-1, Class A, 2.868% 2037[2,5]		11,663	10,644
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 2060[2,5]		9,486	8,713
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 2060[2,5]		727	640
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 2061[2,5]		6,780	6,120
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 2061[2,5]		115,166	102,897
			129,014

Bonds & notes of governments & government agencies outside the U.S. 0.10%
Panama (Republic of) 2.252% 2032		10,400	8,547
United Mexican States 4.40% 2052		3,610	2,981
United Mexican States 3.75% 2071		3,690	2,613
			14,141

Municipals 0.07%
California 0.03%
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 2.746% 2034		1,600	1,391
Regents of the University of California, General Rev. Bonds, Series 2020-BG, 1.316% 2027		2,285	2,068
Regents of the University of California, General Rev. Bonds, Series 2020-BG, 1.614% 2030		1,340	1,134
			4,593

Ohio 0.04%
Cleveland-Cuyahoga Port Auth., Federal Lease Rev. Bonds (VA Cleveland Health Care Center Project), Series 2021, 4.425% 2031		5,900	5,585

Total municipals			10,178

Total bonds, notes & other debt instruments (cost: $15,242,481,000)			13,778,675

Short-term securities 2.43%		Shares
Money market investments 2.43%
Capital Group Central Cash Fund 0.85%[6,7]		3,473,384	347,338

Total short-term securities (cost: $347,338,000)			347,338
Total investment securities 98.83% (cost: $15,589,819,000)			14,126,013
Other assets less liabilities 1.17%			167,537

Net assets 100.00%			$14,293,550

Capital Group Central Corporate Bond Fund	20

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized (depreciation) appreciation at 5/31/2022 (000)
2 Year U.S. Treasury Note Futures	Long	2,386	September 2022	USD	503,688	$(359)
5 Year U.S. Treasury Note Futures	Short	325	September 2022		(36,710)	50
10 Year U.S. Treasury Note Futures	Short	6,164	September 2022		(736,309)	3,360
10 Year Ultra U.S. Treasury Note Futures	Short	11,424	September 2022		(1,467,805)	8,182
20 Year U.S. Treasury Bond Futures	Long	6,943	September 2022		968,115	(7,279)
30 Year Ultra U.S. Treasury Bond Futures	Long	2,663	September 2022		414,762	(5,861)
						$(1,907)

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)	Value at 5/31/2022 (000)	Upfront premium received (000)	Unrealized appreciation at 5/31/2022 (000)
CDX.NA.IG.38	1.00%	Quarterly	6/20/2027	USD 400,917	$(3,803)	$(5,576)	$1,773

Investments in affiliates7

	Value of affiliate at 6/1/2021 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)		Value of affiliate at 5/31/2022 (000)	Dividend income (000)
Short-term securities 2.43%
Money market investments 2.43%
Capital Group Central Cash Fund 0.85%[6]	$50	$5,127,837	$4,780,491	$(58)	$—	[8]	$347,338	$634

[1]	Step bond; coupon rate may change at a later date.
[2]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,773,242,000, which represented 12.41% of the net assets of the fund.
[3]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[4]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $26,941,000, which represented .19% of the net assets of the fund.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Rate represents the seven-day yield at 5/31/2022.
[7]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[8]	Amount less than one thousand.

Key to abbreviations

Auth. = Authority

LIBOR = London Interbank Offered Rate

Rev. = Revenue

SOFR = Secured Overnight Financing Rate

USD = U.S. dollars

Refer to the notes to financial statements.

Capital Group Central Corporate Bond Fund	21

Financial statements

Statement of assets and liabilities
at May 31, 2022	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $15,242,481)	$13,778,675
Affiliated issuers (cost: $347,338)	347,338	$14,126,013
Cash		1,029
Receivables for:
Sales of investments	314,996
Dividends and interest	105,801
Variation margin on futures contracts	16,674
Variation margin on centrally cleared swap contracts	141	437,612
		14,564,654
Liabilities:
Payables for:
Purchases of investments	254,181
Trustees’ deferred compensation	16
Variation margin on futures contracts	16,881
Variation margin on centrally cleared swap contracts	11
Other	15	271,104
Net assets at May 31, 2022		$14,293,550

Net assets consist of:
Capital paid in on shares of beneficial interest		$16,113,101
Total accumulated loss		(1,819,551)
Net assets at May 31, 2022		$14,293,550

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,645,128 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class M	$14,293,550	1,645,128	$8.69

Refer to the notes to financial statements.

Capital Group Central Corporate Bond Fund	22

Financial statements (continued)

Statement of operations
for the year ended May 31, 2022	(dollars in thousands)

Investment income:
Income:
Interest	$394,273
Dividends from affiliated issuers	634	$394,907
Fees and expenses:
Reports to shareholders	12
Registration statement and prospectus	1
Trustees’ compensation	39
Auditing and legal	42
Custodian	48
Insurance	26
Other	1	169
Net investment income		394,738

Net realized loss and unrealized depreciation:
Net realized loss on:
Investments:
Unaffiliated issuers	(204,221)
Affiliated issuers	(58)
Futures contracts	(2,729)
Swap contracts	(1,501)	(208,509)
Net unrealized (depreciation) appreciation on:
Investments:
Unaffiliated issuers	(1,463,806)
Affiliated issuers	— *
Futures contracts	(1,907)
Swap contracts	1,773	(1,463,940)
Net realized loss and unrealized depreciation		(1,672,449)
Net decrease in net assets resulting from operations		$(1,277,711)

*	Amount less than one thousand.

Statements of changes in net assets
	(dollars in thousands)

	Year ended May 31, 2022	For the period April 23, 2021*, to May 31, 2021
Operations:
Net investment income	$394,738	$—	†
Net realized loss	(208,509)	—
Net unrealized depreciation	(1,463,940)	—
Net (decrease) increase in net assets resulting from operations	(1,277,711)	—	†

Distributions paid or accrued to shareholders	(535,829)	—

Net capital share transactions	16,106,990	100

Total increase in net assets	14,293,450	100

Net assets:
Beginning of year	100	—
End of year	$14,293,550	$100

*	Commencement of operations.
†	Amount less than one thousand.

Refer to the notes to financial statements.

Capital Group Central Corporate Bond Fund	23

Notes to financial statements

1. Organization

Capital Group Central Fund Series II (the “trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company and has issued one series of shares, Capital Group Central Corporate Bond Fund (“the fund”). The fund seeks to provide maximum total return consistent with capital preservation and prudent risk management.

The fund serves as a corporate bond portfolio for Capital Group and other funds, investment vehicles and accounts advised by Capital Group affiliates, and is not available to the public.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Distributions paid or accrued to shareholders — Income dividends are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Capital gain distributions are recorded on the ex-dividend date.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Capital Group Central Corporate Bond Fund	24

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Capital Group Central Corporate Bond Fund	25

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of May 31, 2022 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	$—	$12,400,439	$—	$12,400,439
U.S. Treasury bonds & notes	—	1,224,903	—	1,224,903
Asset-backed obligations	—	129,014	—	129,014
Bonds & notes of governments & government agencies outside the U.S.	—	14,141	—	14,141
Municipals	—	10,178	—	10,178
Short-term securities	347,338	—	—	347,338
Total	$347,338	$13,778,675	$—	$14,126,013

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$11,592	$—	$—	$11,592
Unrealized appreciation on centrally cleared credit default swaps	—	1,773	—	1,773
Liabilities:
Unrealized depreciation on futures contracts	(13,499)	—	—	(13,499)
Total	$(1,907)	$1,773	$—	$(134)

*	Futures contracts and credit default swaps are not included in the fund’s investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Capital Group Central Corporate Bond Fund	26

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the U.S. may also be subject to different accounting and auditing practices and standards and different regulatory, legal and reporting requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems and accounting and auditing practices and standards than those in developed

Capital Group Central Corporate Bond Fund	27

countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and there may be fewer rights and remedies available to the fund and its shareholders. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $5,199,398,000.

Swap contracts — The fund has entered into swap agreements, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return. Swap agreements can be traded on a swap execution facility (SEF) and cleared through a central clearinghouse (cleared), traded over-the-counter (OTC) and cleared, or traded bilaterally and not cleared. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the fund enters into bilaterally negotiated swap transactions, the fund will enter into swap agreements only with counterparties that meet certain credit standards and subject to agreed collateralized procedures. The term of a swap can be days, months or years and certain swaps may be less liquid than others.

Upon entering into a centrally cleared swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities for centrally cleared swaps and as unrealized appreciation or depreciation in the fund’s statement of assets and liabilities for bilateral swaps. For centrally cleared swaps, the fund also pays or receives a variation margin based on the

Capital Group Central Corporate Bond Fund	28

increase or decrease in the value of the swaps, including accrued interest as applicable, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from swaps are recorded in the fund’s statement of operations.

Swap agreements can take different forms. The fund has entered into the following types of swap agreements:

Credit default swap indices — The fund has entered into centrally cleared credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSIs”), in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party (the protection buyer) is obligated to pay the other party (the protection seller) a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

The fund may enter into a CDSI transaction as either protection buyer or protection seller. If the fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the fund, as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the fund would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the fund, coupled with the periodic payments previously received by the fund, may be less than the full notional value that the fund, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the fund. Furthermore, as a protection seller, the fund would effectively add leverage to its portfolio because it would have investment exposure to the notional amount of the swap transaction. The average month-end notional amount of credit default swaps while held was $278,382,000.

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts and credit default swaps as of, or for the year ended, May 31, 2022 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$11,592	Unrealized depreciation*	$13,499
Swap (centrally cleared)	Credit	Unrealized appreciation*	1,773	Unrealized depreciation*	—
			$13,365		$13,499

		Net realized loss		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(2,729)	Net unrealized depreciation on futures contracts	$(1,907)
Swap	Credit	Net realized loss on swap contracts	(1,501)	Net unrealized appreciation on swap contracts	1,773
			$(4,230)		$(134)

*	Includes cumulative appreciation/depreciation on futures contracts and centrally cleared credit default swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the fund’s statement of assets and liabilities.

Collateral — The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of futures contracts and credit default swaps. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

Capital Group Central Corporate Bond Fund	29

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended May 31, 2022, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended May 31, 2022, the fund reclassified $6,011,000 from total accumulated loss to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of May 31, 2022, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$1,782
Post-October capital loss deferral*	(340,458)
Gross unrealized appreciation on investments	34,033
Gross unrealized depreciation on investments	(1,513,237)
Net unrealized depreciation on investments	(1,479,204)
Cost of investments	15,610,659

*	This deferral is considered incurred in the subsequent year.

No distributions were paid to shareholders during the period from April 23, 2021, commencement of operations, to May 31, 2021. Tax-basis distributions paid or accrued to shareholders from ordinary income and long-term capital gains were $436,057,000 and $99,772,000, respectively, during the year ended May 31, 2022.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the distributor of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to the fund. These services include recordkeeping and transaction processing.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the

Capital Group Central Corporate Bond Fund	30

selected funds. Trustees’ compensation of $39,000 in the fund’s statement of operations reflects $40,000 in current fees (either paid in cash or deferred) and a net decrease of $1,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended May 31, 2022, the fund engaged in such purchase and sale transactions with related funds in the amounts of $1,674,929,000 and $68,441,000, respectively, which generated $8,795,000 of net realized losses from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended May 31, 2022.

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales		Reinvestments of distributions		Repurchases				Net increase
Share class	Amount	Shares	Amount	Shares	Amount		Shares		Amount	Shares

Year ended May 31, 2022

Class M	$16,117,544	1,646,474	$535,828	55,210	$(546,382)		(56,566)		$16,106,990	1,645,118

For the period April 23, 2021*, through May 31, 2021

Class M	$100	10	$—	—	$—	†	—	†	$100	10

*	Commencement of operations.
†	Amount less than one thousand.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $21,620,097,000 and $7,474,058,000, respectively, during the year ended May 31, 2022.

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Financial highlights

		(Loss) income from investment operations[1]					Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income		Net losses on securities (both realized and unrealized)	Total from investment operations		Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)		Ratio of expenses to average net assets[2]	Ratio of net income to average net assets
Class M:
5/31/2022	$10.00	$.25		$(1.23)	$(.98)		$(.24)	$(.09)	$(.33)	$8.69	(10.08)%	$14,294		—%[3]	2.57%
5/31/2021[4,5]	10.00	—	[6]	—	—	[6]	—	—	—	10.00	.00	—	[7]	—	—	[3,8]

	Year ended May 31,
	2022	2021[4,5]
Portfolio turnover rate for all share classes[9]	94%	—%[10]

[1]	Based on average shares outstanding.
[2]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[3]	Amount less than .01%.
[4]	Based on operations for a period that is less than a full year.
[5]	Class M shares began investment operations on April 23, 2021.
[6]	Amount less than $.01.
[7]	Amount less than $1 million.
[8]	Not annualized.
[9]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.
[10]	There was no turnover.

Refer to the notes to financial statements.

Capital Group Central Corporate Bond Fund	32

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Capital Group Central Fund Series II and Shareholders of Capital Group Central Corporate Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Capital Group Central Corporate Bond Fund (constituting Capital Group Central Fund Series II, referred to hereafter as the “Fund”) as of May 31, 2022, the related statement of operations for the year ended May 31, 2022, and the statements of changes in net assets and the financial highlights for the year ended May 31, 2022 and for the period April 23, 2021 (commencement of operations) through May 31, 2021, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year ended May 31, 2022, and the changes in its net assets and the financial highlights for the year ended May 31, 2022 and for the period April 23, 2021 (commencement of operations) through May 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California
July 13, 2022

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

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Expense example	unaudited

This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (December 1, 2021, through May 31, 2022).

Actual expenses:

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 12/1/2021	Ending account value 5/31/2022	Expenses paid during period[1]		Annualized expense ratio
Class M – actual return	$1,000.00	$884.22	$0.00	[2]	—%[3]
Class M – assumed 5% return	1,000.00	1,024.93	0.00	[2]	—	[3]

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[2]	Amount less than $.01.
[3]	Amount less than .01%.

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended May 31, 2022:

Long-term capital gains	$99,648,000
Qualified dividend income	$347,000
Section 163(j) interest dividends	$429,672,000
Corporate dividends received deduction	$347,000
U.S. government income that may be exempt from state taxation	$12,964,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2023, to determine the calendar year amounts to be included on their 2022 tax returns. Shareholders should consult their tax advisors.

Capital Group Central Corporate Bond Fund	34

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the continuation of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for a one-year term through April 30, 2023. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account their interactions with CRMC as well as information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which the fund’s assets are managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, shareholder communications, and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative and shareholder services provided by CRMC to the fund under the agreement and other agreements. The board and the committee considered the risks assumed by CRMC in providing services to the fund, including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included) and data such as relevant market and fund indexes over various periods (including the fund’s lifetime) through September 30, 2021, while recognizing the fund’s short operational history. On the basis of this evaluation and the board’s and the committee’s ongoing review of investment results, and considering the relative market conditions during certain reporting periods, the board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee noted that the fund is primarily used as a centralized vehicle that allows other funds advised by CRMC and its affiliates to gain investment grade bond exposure, and as such the fund does not pay an advisory fee. They considered the limited other expenses borne by the fund and concluded that those expenses were fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for amounts paid by the fund.

Capital Group Central Corporate Bond Fund	35

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the American Funds and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that through December 31, 2018, CRMC benefited from research obtained with commissions from portfolio transactions made on behalf of each fund, and since that time has undertaken to bear the cost of obtaining such research. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of amounts paid by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the fund, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s expense structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Capital Group Central Corporate Bond Fund	36

Board of trustees and other officers

Independent trustees1

Name and year of birth	Yeaqr first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Francisco G. Cigarroa, MD, 1957	2021	Professor of Surgery, University of Texas Health San Antonio; Trustee, Ford Foundation; Clayton Research Scholar, Clayton Foundation for Biomedical Research	86	None
James G. Ellis, 1947	2021	Former Dean and Professor of Marketing, Marshall School of Business, University of Southern California	99	Advanced Merger Partners; EVe Mobility Acquisition Corp (acquisitions of companies in the electric vehicle market); J. G. Boswell (agricultural production); Mercury General Corporation
Nariman Farvardin, 1956	2021	President, Stevens Institute of Technology	91	None
Mary Davis Holt, 1950	2021	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	87	None
Merit E. Janow, 1958	2021	Former Dean and Professor of Practice, International Economic Law & International Affairs, Columbia University, School of International and Public Affairs	93	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated
Margaret Spellings, 1957 Chair of the Board (Independent and Non-Executive)	2021	President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Presidential Center	91	None
Alexandra Trower, 1964	2021	Former Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	86	None
Paul S. Williams, 1959	2021	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm)	86	Air Transport Services Group, Inc. (aircraft leasing and air cargo transportation); Compass Minerals, Inc. (producer of salt and specialty fertilizers); Public Storage, Inc.; Romeo Power, Inc. (manufacturer of batteries for electric vehicles)

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Michael C. Gitlin, 1970 Trustee	2021	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Vice Chairman and Director, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]; served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	86	None
Karl J. Zeile, 1966 Trustee	2021	Partner — Capital Fixed Income Investors, Capital Research and Management Company	21	None
The fund’s statement of additional information includes further details about fund directors and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 38 for footnotes.

Capital Group Central Corporate Bond Fund	37

Other officers[5]

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Karen Choi, 1973 President	2021	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Kristine M. Nishiyama, 1970 Principal Executive Officer	2021	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, General Counsel and Director, Capital Bank and Trust Company[6]
Michael W. Stockton, 1967 Executive Vice President	2021	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Robert G. Caldwell, 1977 Senior Vice President	2021	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
Scott Sykes, 1971 Senior Vice President	2021	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2021	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2021	Senior Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2021	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2021	Vice President — Investment Operations, Capital Research and Management Company
Becky L. Park, 1979 Assistant Treasurer	2021	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed, with the exception of Robert G. Caldwell, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

Capital Group Central Corporate Bond Fund	38

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address nearest you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2900

Counsel

Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Distributor

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Capital Group Central Corporate Bond Fund	39

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectuses and summary prospectuses, which can be obtained on sec.gov and should be read carefully before investing.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

Capital Group Central Corporate Bond Fund files a complete list of its portfolio holdings for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment industry experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 99% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2021.
[2]	Based on Class F-2 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2021. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2021. Thirteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.3. S&P 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 63% of the time, based on the 20-year period ended December 31, 2021, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

CCBF

Registrant:

a) Audit Fees:
Audit	2021	None
	2022	35,000

b) Audit-Related Fees:
	2021	None
	2022	None

c) Tax Fees:
	2021	None
	2022	4,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2021	None
	2022	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
	2021	None
	2022	None
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2021	None
	2022	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2021	2,000
	2022	None
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $2,000 for fiscal year 2021 and $4,000 for fiscal year 2022. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL GROUP CENTRAL FUND SERIES II

By __/s/ Kristine M. Nishiyama________________
Kristine M. Nishiyama, Principal Executive Officer

Date: July 29, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Kristine M. Nishiyama_____________
Kristine M. Nishiyama, Principal Executive Officer

Date: July 29, 2022

By ___/s/ Brian C. Janssen__________________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: July 29, 2022